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                                                              Exhibit 10.13




                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT




                          BROWN BROTHERS HARRIMAN & CO.
                                    AGENT FOR
                          THE LENDERS REFERENCED HEREIN




                                       AND



                             HARVARD APPARATUS, INC.

                                       ***

                                  THE BORROWER





                            .........................

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AMENDED AND RESTATED                              BROWN BROTHERS HARRIMAN & CO.,
LOAN AND SECURITY AGREEMENT                                 AS AGENT FOR LENDERS
                                                               REFERENCED HEREIN

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                                                                   March 2, 1999


         Harvard Apparatus, Inc., a Massachusetts corporation with a principal place of business at 84 October Hill Road, Holliston, Massachusetts (hereinafter, the "Borrower") , and Brown Brothers Harriman & Co., a New York limited partnership, with offices at 40 Water Street, Boston, Massachusetts (hereinafter, in such capacity, the "Agent"), as agent for the ratable benefit of the "Lenders," who are, at present, Brown Brothers Harriman & Co., and BankBoston, N.A., a national banking association with its principal offices at 100 Federal Street, Boston, Massachusetts and who in the future are those Persons (if any) who become "Lenders" in accordance with the provisions of
Section 1-14, below, make this agreement in consideration of the mutual covenants contained herein and benefits to be derived herefrom.
         This Agreement amends and restates a certain Loan and Security Agreement dated September 9, 1996 entered into by and between Brown Brothers Harriman & Co. and the Borrower.

ARTICLE 1 - THE REVOLVING CREDIT AND LENDERS' COMMITMENTS
    1-1.    ESTABLISHMENT OF REVOLVING CREDIT.
            (a) The Lenders hereby establish a revolving line of credit (hereinafter, the "Revolving Credit") in the Borrower's favor pursuant to which the Lenders shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein for working capital purposes and from time to time to fund a revolving note to Biochrom Limited in the maximum principal amount of $1,500,000.00. The amount of the Revolving Credit shall be determined by the Agent by reference to the Borrower's Availability (as defined below), as determined by the Agent from time to time hereafter. All loans made by the Lenders under this Agreement, and all of the Borrower's other Liabilities (as defined below; to "he Lenders under or pursuant to this Agreement, as provided herein.

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            (b) As used herein, the term "Availability refers at any time to the lesser of (i) or (ii), below:


                (i)   (A) Three Million Seven Hundred Fifty Thousand Dollars

    ($3,750,000.00),

                       minus

                       (B) the aggregate amounts then undrawn on all outstanding letters of credit, acceptances, or any other accommodations issued or incurred by the Lenders for the account and/or the benefit of the Borrower under this Agreement.
                (ii) (A) eighty percent (80%) of the face amount of each of the Borrower's Acceptable Accounts (as defined below),

                      plus

                      (B) Thirty five percent (35%) of the value of the Borrower's Acceptable Inventory, as defined below (Acceptable inventory being valued at the lower of cost or market, all as determined by the Agent in its sole discretion), minus

                      (C) the aggregate amounts then undrawn on all outstanding letters of credit, acceptances, or any other accommodations issued or incurred by the Lenders for the account and/or the benefit of the Borrower, under the Loan Agreement.

    1-2.    ACCEPTABLE ACCOUNTS.
            (a) As used herein, the term "Acceptable Accounts" means and refers to such of the Borrower's and its Subsidiary's Accounts and Accounts Receivable (as defined below) as arise in the ordinary course of the Borrower's and its Subsidiary's business for goods sold and/or services rendered by the Borrower or a Subsidiary, from Holliston, Massachusetts, and/or the United Kingdom, and/or Quebec, Canada, and/or France, which Accounts and Accounts Receivable have been reasonably determined by the Agent to be satisfactory and have been earned by performance and are owed to the Borrower or a Subsidiary by such of the Borrower's or such Subsidiary's trade customers as the Agent reasonably determines to be satisfactory, in the Agent's sole discretion in each instance.

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            (b) The following is a partial listing of those types of accounts or accounts receivable which are not Acceptable Accounts:

                (i) Any which is equal to or more than ninety (90) days past invoice, as shown on the agings of the Borrower's and Subsidiary's accounts receivable furnished the Agent from time to time (each of which agings shall be prepared in accordance with generally accepted accounting standards).

                (ii) Any which arises out of the sale by the Borrower or
                     Subsidiary of goods consigned or delivered to the Borrower or Subsidiary or to the Account Debtor on sale or return terms (whether or not compliance has been made with Section 2-326 of the Uniform Commercial Code).

                (iii) Any which arises out of any sale made on a basis other than upon terms usual to the business of the Borrower or Subsidiary.

                (iv) Any which arises out of any sale made on a "bill and hold,"
                     dating, or delayed shipping basis.

                (v) Any which is owed by any Related Entity (as defined herein).

                (vi) Any as to which the Account Debtor holds or is entitled to any claim, counterclaim, set off, or chargeback.

                (vii) Any which is evidenced by a promissory note.

                (viii) Any which is owed by any person employed by, or a
                       salesperson of, the Borrower or any Subsidiary.

                (ix) Any which the Agent reasonably considers unacceptable.

    1-3.    ACCEPTABLE INVENTORY. As used herein, the term "Acceptable
Inventory" means and refers to such of the Borrower's and its Subsidiary's Inventory, at such locations, and of such types and qualities, as the Agent in its sole discretion from time to time reasonably determines to be acceptable for borrowing. Notwithstanding the foregoing, Acceptable Inventory shall be the net finished goods and net raw materials inventory held at the Borrower's warehouse in Holliston, Massachusetts or the Subsidiary's locations in the United Kingdom, Quebec, Canada and/or France.

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    1-4.    ADVANCES IN EXCESS OF AVAILABILITY. No Lender has any obligation to make any loan or advance, or otherwise to provide any credit for the Borrower in excess of Availability. The making of loans, advances, and credits by the Lenders in excess of Availability is for the benefit of the Borrower and does not affect the obligations of the Borrower hereunder; such loans constitute Liabilities. The making of any such loans, advances, and credits in excess of Availability on any one occasion shall not obligate the Lenders to make any such loans, credits, or advances on any other occasion nor to permit such loans, credits., or advances to remain outstanding.

    1-5.    RISKS OF VALUE OF ACCOUNTS AND OF INVENTOR. The Agent's reference to a given asset of the Borrower or any Subsidiary for monitoring concerning the Lenders, making of loans, credits, and advances under the Revolving Credit shall not be deemed a determination by the Agent or any Lender relative to the actual value of the asset in question. All risks concerning the creditworthiness of all Accounts and Accounts Receivable and the salability of all Inventory of the Borrower or Subsidiary are and remain upon the Borrower or such Subsidiary. Reference by the Agent or any Lender to a particular Account from a particular Account Debtor for monitoring purposes shall not obligate the Agent or any Lender to rely upon any other Accounts owed by the same Account Debtor to be acceptable for borrowing nor to continue rely upon that Account. All Collateral secures the prompt, punctual, and faithful performance by the Borrower of its Liabilities to the Lenders whether or not relied upon by the Agent or any Lender in connection with the making of loans, credits, and advances under the Revolving Credit.

    1-6.    PROCEDURES FOR BORROWING.
            (a) The Borrower may request loans pursuant to the Revolving Credit from time to time hereafter in accordance with the procedures set forth in
Section 1-6(c), below.

            (b) At the time of each loan made under or pursuant to this Agreement, the Borrower shall immediately become indebted to the Lenders for the

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amount thereof. Each loan made by the Lenders may, at the Agent's option, within one (1) business day after receipt of notice pursuant to Section 1-6 (c), below, if received prior to 12:00 noon or within two (2) business days after receipt of such notice if received after 12:00 noon, be (i) credited by the Agent to any deposit account of the Borrower with the Agent; (ii) credited by the Agent to a deposit account designated by the Borrower; (iii) paid to a person designated by the Borrower; (iv) paid to the Borrower; or (v) applied to any Liability (each of the foregoing of which may be by check, draft, or other written order or by bank wire or other transfer).

            (c) The Borrower may request loans under the Revolving Credit in such manner as may from time to time be acceptable to the Agent, and which may include, without limitation, (i) telephone notice by an authorized person of the Borrower to such person as may be designated by the Agent or (ii) written notice by an authorized person of the Borrower.

            (d) Upon the making of any request by or on behalf of the Borrower for a loan, advance, or credit under the Revolving Credit, the Borrower shall be deemed to have certified that as of the date of such request, the following representations above, are each true and correct:

                 (i) there has been no material adverse change in the Borrower's financial condition from the most recent financial information furnished the Agent pursuant to this Agreement; and

                 (ii) no Suspension Event (as that term is defined herein) is then occurring; and

                 (iii) no event has occurred nor failed to occur which occurrence or failure is, or with the passage of time or giving of notice (or both), would constitute, an Event of Default (as described herein), whether or not the Agent has exercised any of its rights upon such occurrence or failure.

            (e) Upon the occurrence from time to time and during the continuation of any Suspension Event (as defined herein) the Agent may suspend the Revolving Credit immediately and the Agent and Lenders shall not be obligated, during such suspension, to make any loans or advances hereunder until the matter giving rise to such Suspension Event has been cured or waived.

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    1-7.    THE MASTER NOTES. All loans and advances made by the Lenders to the Borrower pursuant to the Revolving Credit, and all repayments thereof made by the Borrower to the Lenders, shall be evidenced by the Borrower's Master Notes (hereinafter, the "Master Notes") executed this day and delivered to the Lenders each in the amount of such Lender's Dollar Commitment for the Revolving Credit (which Master Notes are substantially in the form of EXHIBIT 1-7, annexed hereto). In the event any Master Note is lost, destroyed, or mutilated at any time prior to the expiration to the within Agreement, the Borrower shall execute a new Master Note substantially in the form of such Master Note provided the Lender delivers to the Borrower an affidavit of lost note. The Master Note shall not be necessary to establish the indebtedness of the Borrower to a Lender on account of such loans, advances, and repayments.

    1-8.    REPAYMENTS. The Borrower may repay the outstanding principal balance owed on account of loans under the Revolving Credit at any time and from time to time without premium or penalty with the entire Revolving Credit due and payable in full upon the earlier of W January 29, 2002 or (ii) the occurrence of an Event of Default as further set forth in Section 12-1, below. In the event that the amount of the Availability decreases below the then principal balance of such loans,-the Borrower shall, unless otherwise agreed by the parties, in writing, immediately pay to the Agent for the account of the Lenders, the amount by which such principal balance exceeds the Availability.

    1-9.    STATEMENTS RENDERED BY AGENT. Any statement rendered by the Agent to the Borrower concerning the Liabilities shall be considered correct absent manifest error and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Agent with written objection thereto within twenty (20) days from the receipt of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Agent's books and records concerning the loan arrangement contemplated herein and the Borrower's Liabilities shall be prima facie evidence and proof of the items described therein absent manifest error.

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    1-10.   INTEREST. All loans and advances made to the Borrower under the
Revolving Credit shall bear interest, until repaid, at the aggregate of the Agent's Base Rate (the Agent's Base Rate being the Base Rate as so announced by the Agent from time to time) plus one percent (1%) per annum, calculated based upon a 360-day year and actual days elapsed. For the purpose of the calculation of interest hereunder, changes in the Base Rate shall be effective when made effective generally by the Agent and whether or not notice is given to the Borrower. The Agent shall provide notice of such changes to the Borrower. Interest shall be charged monthly in arrears on the first business day of each month. From and after the occurrence of an Event of Default (whether or not the Agent has accelerated the time for payment of the Revolving Credit), interest on principal and overdue interest shall, at the option of the Agent: be payable on demand at a rate per annum equal to 2% per annum above the rate of interest otherwise payable hereunder.

    1-11.   FEES.

           (a) The Borrower shall pay the Agent a facility fee equal of $92,500.00 upon the execution of this Agreement to be distributed by the Agent to the Lenders on a pro rata basis.

           (b) In order to compensate the Lenders for establishing and maintaining the Revolving Credit, the Borrower shall pay to the Agent, for distribution to the Lenders on a pro rata basis, quarterly in arrears, on the first day of each calendar quarter commencing May 1, 1999, a maintenance charge equal to one-half of one percent (.50% per annum of the average daily amount of, during the quarter just ended, of the unborrowed portion of the Revolving Credit.

           (c) The Borrower shall pay to the Agent, for its own account, an agency fee in an amount as determined between the Agent and the Borrower.

    1-12. REPAYMENTS OF LETTERS OF CREDIT AND OTHER FINANCIAL
ACCOMMODATIONS. Unless otherwise provided for by the Lenders and the Borrower, the honoring by the Lenders of any letters of credit, acceptances, or other accommodations issued by the Lenders for the account and/or benefit of the Borrower pursuant to this Agreement shall constitute a corresponding advance under the Revolving Credit, unless indicated otherwise by the Lenders, in writing.

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    1-13.   CHARGING OF BORROWER'S ACCOUNT. In addition to the Agent's and
Lenders, right of set off set forth in Section 13-1, below, the Borrower authorizes the Agent, without prior notice, to charge any account which the Borrower maintains with the Agent for any payments due from the Borrower to the Lenders on account of the Liabilities. The Agent shall provide the Borrower with prompt notice of any such charge.

    1-14.   LENDERS' COMMITMENTS.

           (a) The obligations of each Lender are several and not joint. No Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of that Lender's Commitment Percentage of the subject loan or advance and further subject to the Agent's calculation of Availability.

           (b) No Lender shall have any liability to the Borrower on account of the failure of any other Lender to provide any loan or advance under the Revolving credit nor any obligation to make up any shortfall which may be created by such failure.

           (c) The Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the reallocation or assignment of Commitment Percentages amongst the Lenders or with other Persons who determine to become "Lenders", PROVIDED, HOWEVER,

                (i) Unless an Event of Default has occurred (in which event, no consent of the Borrower is required) any assignment to a Person not then a Lender shall be subject to the prior consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Agent with written objection, not more than Ten (10) business days after the Agent shall have given the Borrower written notice of a proposed assignment).

                (ii) Any such assignment or reallocation shall be in an amount of not less than $1,000,000 and on a pro-rata basis such that each reallocated or assigned Commitment Percentage to any Person remains the same percentage of the overall Commitment (in terms of dollars) as the reallocated Commitment Percentage is to such Person.

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           (d) Upon written notice given the Borrower from time to time by the
Agent, of any assignment or allocation referenced in Section 1-14(c):

                (i) The Borrower shall execute replacement one or more Master Notes or Term Notes to reflect such changed Commitment Percentages, and identities and shall deliver such replacement Master Notes and Term Notes to the Agent (which promptly thereafter shall deliver to the Borrower the Master Notes and Term Notes (as defined below) so replaced) provided however, in the event that a Master Note or Term
         Note is to be exchanged following its acceleration or the entry of an order for relief under the bankruptcy code with respect to the Borrower, the Agent, in lieu of causing the Borrower to execute one or more new Master Notes or Term Notes, may issue. a certificate confirming the resulting Commitment Percentages.

                (ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter.

           (e) The Borrower recognizes that the Agent's exercise of any discretion accorded to the Agent herein and of its rights, remedies, powers, privileges, and discretions with respect to the Borrower is subject to a certain Agency Agreement amongst the Agent and the Lenders dated as of the date hereof and any amendments, modifications, substitutions or replacements thereof.

ARTICLE 2 - TERM LOANS
    2-1.    TERM NOTES. Upon satisfaction by the Borrower of all conditions precedent to the effectiveness of this Agreement, the Lenders shall make loans to the Borrower in the aggregate amount of $2,100,000.00 to be repaid in accordance with the terms and conditions of certain Commercial Promissory Notes of even date in the form of EXHIBIT 2-1 (the "Term Notes").

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    2-2.    PREPAYMENTS. In addition to the payments required under the Term
Notes, the Borrower shall prepay, to the Agent, for the benefit of the Lenders, in inverse order of maturity, the Term Notes and the Acquisition Loans by amounts equal to 50% of Excess Cash Flow per annum to be applied to the Acquisition Loans and the Term Notes proportionately based on the amount of Excess Cash Flow attributable to the Maker of such notes, which payments shall be made within thirty (30) days of the delivery by the Borrower to the Agent of its annual consolidated, audited financial statement.

ARTICLE 3 - GRANT OF SECURITY INTEREST

    3-1.    GRANT OF SECURITY INTEREST. To secure the Borrower's prompt, punctual, and faithful performance of all and each of the Borrower's Liabilities, the Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in and to, and assigns to the Agent, for the benefit of the Lenders, the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent, for the benefit of the Lenders, may in the future be granted a security interest, is referred to herein as the "Collateral"):

         (a)      All Accounts and Accounts Receivable;

         (b)      All Inventory;

         (c)      All Contract Rights;

         (d)      All General Intangibles;

         (e)      All Equipment;

         (f)      All Goods;

         (g)      All Fixtures;

         (h)      All Chattel Paper;

         (i)      All Farm Products;

         (j) All books, records, and information relating to the Collateral and/or to the operation of the Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

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         (k)      All Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property;

         (l) All federal, state, and local tax refunds and/or abatements to which the Borrower is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds;

         (m) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (a through 1), or otherwise, but specifically excluding "key-man" life insurance proceeds, refunds and premiums;

         (n) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (a through m) including the right of stoppage in transit.

    3-2.    DURATION OF SECURITY INTEREST. The within grant of a security interest is in addition to, and supplemental of, any security interest previously, or hereafter, granted by the Borrower to the Agent, for the benefit of the Lenders, and shall continue in full force and effect applicable to all Liabilities until all Liabilities have been paid and/or satisfied in full. Upon such termination, the Agent shall promptly execute discharges of its UCC-1 financing statements and release all other collateral granted to the Agent securing the Revolving Credit.

    3-3.    PROCEEDS. "Proceeds" include, without limitation, "Proceeds" as defined in the Uniform Commercial Code as adopted in Massachusetts (hereinafter, the "UCC") and also, insurance proceeds (with the exception of proceeds from keyman life insurance) , and each type of property described in Sections 3 -1
(a) through and including 3-1(n), above.

ARTICLE 4 - DEFINITIONS
         As herein used, the following terms have the following meanings or are defined in the section of the within Agreement so indicated:

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    "Acceptable Accounts": is defined in Section 1-2(a).

    "Acceptable Inventory": is defined in Section 1-3.

    "Accounts" and "Accounts Receivable" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

    "Account Debtor": has the meaning given that term in the UCC.

    "Acquisition Loans" : certain loans payable by Biochrom Limited to the Lenders of even date in the aggregate original principal amount of $3,400,000.00 evidenced by, among other documents, a certain Tranche B Loan Agreement of even date between Biochrom Limited and the Lenders, the payment and performance of which have been guaranteed by the Borrower.

    "Adjusted EBITDA": determined on a consolidated basis, an amount equal to the Borrower's EBITDA for such period, minus W all capital expenditures, (ii) capitalized catalogue costs, and (iii) all cash taxes paid during such period, each as determined in accordance with Generally Accepted Accounting Principles.

    "Agent": is defined in the Preamble.

    "Agent's Rights and Remedies": is defined in Article 10.

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    "Availability": is defined in Section 1-1(b).

    "Base Rate": is defined in Section 1-10.

    "Biochrom Limited": a wholly-owned subsidiary of the Borrower.

    "Borrower": is defined in the Preamble.

    "Borrowing Base Certificate": is a certificate prepared by the Borrower for the Agent containing financial information required by the Agent with respect to the Borrower, including, without limitation, the Borrower's compliance with the financial covenants contained herein.

    "Chattel Paper": has the meaning given that term in the UCC.

    "Collateral": is defined in Section 2-1.

    "Commitment": $5,850,000.00 plus Acquisition Loans

    "Commitment Percentage": subject to Section 1-14
         Brown Brothers Harriman & Co.- 50%; and
         BankBoston, N.A. - 50%.

    "Contract Rights" includes, without limitation, "contract rights" as now or formerly defined in the UCC and also any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

    "Costs of Collection" includes, without limitation, all reasonable attorneys' fees, and reasonable out-of-pocket expenses incurred by the Agent's or any Lender's attorneys, and all reasonable costs incurred by

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         the Agent or any Lender in the administration of the Liabilities, this
         Agreement, and all other instruments and agreements executed in connection with or relating to the Liabilities including, without limitation, costs and expenses associated with travel on behalf of the Agent or any Lender. Costs of Collection also includes, without limitation, all reasonable attorneys' fees, reasonable out-of-pocket expenses incurred by the Agent's or any Lender's attorneys, and all reasonable costs and expenses incurred by the Agent or any Lender, including, without limitation, costs and expenses associated with travel on behalf of the Agent or any Lender, which costs and expenses are directly or indirectly related to or in respect of the Agent's efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities and/or the Agent's Rights and Remedies or any of the Agent's rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities and shall bear interest, to the extent unpaid, as if such had been lent, advanced, and credited by the Lenders to, or for the benefit of, the Borrower, commencing thirty (30) days after notice to Borrower of such Costs of Collection, may be added to the Agent's books and records as Liabilities or charged to any account of the Borrower.

    "Debt": the aggregate amount of unsubordinated indebtedness of the Borrower which may be classified as "liabilities" in accordance with Generally Accepted Accounting Principles consistently applied (including without limitation, all deferred items) and on a consolidated basis.

    "Debt Service": for any period and on a consolidated basis, an amount equal to (i) all interest expense for such period, plus (ii) all regularly scheduled payments of principal of Debt for such period (including any required payments under the Securityholders' Agreement), each as determined in accordance with Generally Accepted Accounting Principles.

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    "Documents": has the meaning given that term in the UCC.

    "Documents of Title": has the meaning given that term in the UCC.

    "EBITDA": the Borrower's and its Subsidiary's earnings before interest, taxes, depreciation and amortization, each as determined in accordance with Generally Accepted Accounting Principles and on a consolidated basis.

    "Employee Benefit Plan": is defined in Section 6-15.

    "Equipment" includes, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower's business, and any and all accessions, additions thereto, and substitutions therefor.

    "ERISA":  is defined in Section 6-15.

    "Events of Default": is defined in Article 8.

    "Excess Cash Flow": for any fiscal year, an amount equal to Adjusted EBITDA minus (i) Debt Service for such year, and (ii) up to $1,500,000.00 of increases in the working capital for the Borrower's fiscal year 1999.

    "Farm Products": has the meaning given that term in the UCC.

    "Fixtures": has the meaning given that term in the UCC.

    "Funded Debt": any and all Debt of the Borrower or any Subsidiary evidenced by any capitalized lease agreements, promissory notes, or debentures.

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    "Generally Accepted Accounting Principles": generally accepted accounting principles which are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and/or its predecessors and in effect for the Borrower's fiscal year during which this Agreement is executed such that a certified public accountant would be in a position to deliver an unqualified opinion with respect to the Borrower's annual financial statement prepared by that accountant insofar as the rendering of such an opinion would require the use of such accounting principles.

    "General Intangibles" includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrower; credit memoranda in favor of the Borrower; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees, franchise fees; rights of admission; licenses, franchises; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; all computer software programs, including the source and object codes therefor; all tapes, disks, semi-conductors chips and printouts; all trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; all user, technical reference and other manuals and materials; trade names, trademarks, service marks, all good will relating thereto; all applications for registration of the foregoing; license agreements, including all rights of the Borrower to enforce same; and all other general intangible property of the Borrower in the nature of intellectual property; computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Borrower or credit extended or services performed, by the Borrower, whether intended for an individual customer or the general business of the Borrower, or used or useful in connection with research by the Borrower.

    "Goods": has the meaning given that term in the UCC.

    "Government Contract" refers to any agreement with, or purchase order
         (a) from the United States, or any instrumentality thereof, or (b) with any other governmental entity as to whose contracts, the assignment thereof is subject to any limitation or prohibition, and, as to both
         (a) or (b) provides for or may give rise to any Account or other right to payment.

    "Guaranty" refers to a certain instrument of Unlimited Guaranty of even date pursuant to which the Borrower unconditionally guarantied the payment and performance of all obligations and liabilities of Biochrom Limited to the Agent and the Lenders.

    "Instruments": has the meaning given that term in the UCC.

    "Inventory" includes, without limitation, "inventory" as defined in the UCC and also all: goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, and shipping materials and documents related to any of the foregoing, and all labels, and other devices, names or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the

         Borrower, or used or consumed or to be used or consumed in the Borrower's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

    "Lenders" is defined in the Preamble.

    "Liability" and "Liabilities" include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Lenders or any of them, and any and all liabilities, debts, and obligations of every endorser, guarantor, and surety of the Borrower to the Lenders, each of every kind, nature and description, now existing or hereafter arising, whether under this Agreement, the Guaranty or otherwise. "Liabilities" also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Lenders (including all future advances or the like, whether or not given pursuant to a commitment by the Lenders), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lenders may now or hereafter hold against the Borrower. "Liabilities" also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Lenders, each of every kind, nature, and description. "Liabilities" also includes, without limitation, all interest and other amounts which now or hereafter may be charged to the Borrower and/or which may be due from the Borrower to the Lenders from time to time; all fees and charges in connection with any account now or hereafter maintained by the Borrower with the Lenders or any service now or hereafter rendered by the Lenders; and all costs and expenses incurred or paid by the Bank in respect of this and any other agreement between the Borrower and the Lenders or instrument now or hereafter furnished by the Borrower to the Lenders (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses relating to Liabilities under this Agreement). "Liabilities" also includes, without limitation, any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of this Agreement and of any other agreement between the Borrower and the Lenders or instrument now or hereafter furnished by the Borrower to the Lenders. As used herein, the term "indirect" includes, without limitation, all obligations and liabilities which the Lenders may incur or become liable for, on account of, or as a result of, any transactions between the Lenders and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation now or hereafter incurred by the Lenders for the account and/or benefit of the Borrower; any which now or hereafter may arise out of any action brought or threatened against the Lenders by the Borrower, any guarantor or endorser of the Liabilities of the Borrower, or by any other person in connection with the Liabilities; and any obligation of the Borrower which now or hereafter may arise as endorser or guarantor of any third party, or as obligor to any third party which obligation has been endorsed, participated, or assigned to the Lenders. The term "indirect" also refers to any direct or contingent liability of the Borrower now or hereafter to make payment towards any obligation held by the Lenders (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Lenders. The Agent's books and records shall be prima facie evidence of the Liabilities.

    "Master Notes": are defined in Section 1-7.

    "Person": any natural person, corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

    "Receivables Collateral": refers to that portion of the Collateral which consists of the Borrower's Accounts, Accounts Receivable, Contract Rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit, and bankers' acceptances, and any rights to payment now held or in which the Borrower has an interest, or hereafter acquired, or in which the Borrower obtains an interest.

    "Related Entity": refers to any corporation, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of the Borrower; could have such enterprise's tax returns or financial statements consolidated with the Borrower's; or could be a member of the same controlled group of corporations (within the meaning of Section 1563 of the Internal Revenue Code of 1986) of which the Borrower is a member.

    "Revolving Credit": is defined in Section 1-1(a).

    "Securities": has the meaning given that term in the UCC.

    "Securityholders' Agreement": shall mean a certain Amended and Restated
         Securityholders' Agreement of even date by and among the Borrower, Pioneer Ventures Limited Partnership, Pioneer Ventures Limited Partnership II, Pioneer Capital Corp. , First New England Capital, L.P., Citizens Capital, Inc., Chane Graziano and David Green.

    "Subordination Agreement": shall mean a certain Amended and Restated
         Subordination Agreement, of even date by and among the Borrower, Pioneer Ventures Limited Partnership, Pioneer ventures Limited Partnership II, Pioneer Capital Corp., First New England Capital, L.P., Citizens Capital, Inc., Chane Graziano and David Green, and the Agent.

    "Subsidiary": shall mean, individually and collectively, the following subsidiaries of the Borrower: (a) Ealing Scientific LTD., (b) Harvard Apparatus LTD., (c) Harvard Apparatus France, and (d) Biochrom Limited.

    "Suspension Event": means and refers to any occurrence (A) which is an Event of Default or (B) which would become an Event of Default if the notice and/or the running of the period of time specified for that occurrence were to be given and/or were to run and such occurrence were not cured within any applicable grace period.

    "Term Notes": are defined in Section 2-1.

    "UCC": refers to the Uniform Commercial Code as presently in effect in Massachusetts (Mass. Gen. Laws, Ch. 106).

    "Year 2000 Compliant": computer applications, imbedded microchips, and other systems and subsystems which properly recognize and perform their intended function without any adverse effect on account of their respective inability to recognize certain dates prior to, on, and after December 31, 1999 or on account of their treating any date prior to, on, or after December 31, 1999 other than as the specific date in question.

ARTICLE 5 -  CONDITIONS PRECEDENT
   Precedent to the effectiveness of this Agreement and to the establishment of the Revolving Credit, the following documents, each in form and substance satisfactory to the Agent shall have been delivered to the Agent, and the following conditions shall have been satisfied:

    5-1.    CORPORATE ACTION BY BORROWER. A certified copy of all corporate action taken by the Borrower to authorize the execution and delivery of this Agreement and of any and all other agreements and documents which have been or are to be executed and delivered as part of the loan arrangement contemplated hereby.

    5-2.    OPINION. An opinion of counsel to the Borrower covering such matters with respect to the Borrower, the Subsidiary (and each of them), the stock to be pledged as provided in section 5-4 below, and the loan arrangement contemplated hereby, as the Agent may request.

    5-3.    PLEDGE AGREEMENT. A Pledge Agreement delivered to the Agent by the
Borrower, pledging to the Agent for the benefit of the Lenders sixty-five percent (65.0%) of all stock in the Borrower's subsidiaries, which are Ealing Scientific LTD., Harvard Apparatus LTD., Harvard Apparatus France and Biochrom Limited.

    5-4.    SUBORDINATION AGREEMENTS.  Subordination Agreements from all acceptable holders of notes or other evidence of indebtedness, in form and substance satisfactory to the Agent.

    5-5.    MASTER NOTES.  The Master Notes in the form of EXHIBIT 1-7 hereof.

    5-6.    TERM NOTES.  The Term Notes in the form of EXHIBIT 2-1 hereof.

    5-7.    ASSIGNMENT DOCUMENTS.  Certain instruments of Assignment of
Intercompany Note and Security Documents in the form of EXHIBIT 5-7(a) and
EXHIBIT 5-7(b) hereof.

    5-8. LANDLORD'S WAIVER. A landlord's waiver in form and substance satisfactory to the Agent.

    5-9.    EQUITY INFUSION. Evidence satisfactory to the Agent that an additional $1,000,000 has been infused in the Borrower as equity on terms and conditions satisfactory to the Agent.

    5-10.   ACQUISITION LOANS. The Tranche B Loan Agreement in the form of
EXHIBIT 5-10.

    5-11.   OFFICER'S CERTIFICATE. A Certificate executed by the President or the Treasurer of the Borrower and stating that the representations and warranties made by the Borrower to the Agent in this Agreement are true and correct as of the date of such Certificate, and that no event has occurred, or failed to occur which constitutes or which, solely with the passage of time or the giving of notice (or both) would constitute, an Event of Default hereunder.

    5-12.   NO EVENT OF DEFAULT. No event shall have occurred, or failed to occur, which constitutes, or which, solely with the passage of time or the giving of notice (or both) would constitute, an Event of Default hereunder or under any other agreement between the Borrower and the Lenders or instrument furnished by the Borrower to the Lenders.

    5-13.   NO ADVERSE CHANGE. No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrower's financial condition.

    5-14.   PAYMENT OF FEES. Payment of all reasonable attorneys' fees and expenses incurred to date by the Agent and the Lenders (which attorneys, fees incurred by BankBoston, N.A. to be reimbursed by the Borrower shall not exceed $5,000.00).

ARTICLE 6 - GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         To induce the Lenders to establish the loan arrangement contemplated herein and to make the term loans referred to in Section 2-1 and to make loans under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) the Borrower, in addition to all other representations, warranties, and covenants made to the Borrower herein or in any other agreement, instrument, or paper, makes those representations, warranties, and covenants included in Article 6 through and including Article 10, hereof.

    6-1.    PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrower shall pay each Liability when demanded (or when due if not payable on demand) and shall promptly, punctually, and faithfully perform each Liability.

    6-2.    DUE ORGANIZATION AND CORPORATE AUTHORIZATION.
            (a) The Borrower presently is and shall hereafter remain in good standing as a corporation in that State indicated in the Preamble of this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Borrower's assets or operation of the Borrower's business, such qualification may be necessary. The execution and delivery of this Agreement and of any other documents, instruments, and agreements executed in connection herewith constitute representations by the individual acting on behalf of the Borrower signing this Agreement and said instruments and by the Borrower that such execution and delivery have received all such corporate authorization as may be necessary to permit such execution and delivery to, and that they do, bind the Borrower.
            (b) Each Related Entity is listed on EXHIBIT 6-2, annexed hereto. The Borrower shall provide the Agent with prior written notice of any entity's becoming or ceasing to be a Related Entity.

    6-3.    NO CONFLICTING AGREEMENTS. There is no provision in the Articles of organization or By-laws of the Borrower, or in any document by which the Borrower may be bound which prohibits the execution, and delivery of this Agreement or of any other instrument, agreement, or paper which relates to the Borrower's relationship with the Agent or which prohibits or adversely affects the Borrower's carrying out of the terms thereof.

    6-4.    TRADE NAMES.
            (a)   EXHIBIT 6-4, annexed hereto, constitutes a listing of:

                  (i) all trade names and trade styles under which the Borrower presently conducts or ever conducted its business;

                  (ii) all legal names and legal statuses (such as a corporation or partnership) under which the Borrower ever conducted its business;

                  (iii) all entities and/or persons with whom the Borrower ever consolidated or merged, or from whom the Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such entity's or person's assets.

            (b) Except upon not less than twenty-one (21) days prior written notice given the Agent, the Borrower will not undertake or commit to undertake any action such that the results of that action, if undertaken prior to the date of this Agreement, would have been reflected on
    EXHIBIT 6-4.

    6-5.    LOCATION OF COLLATERAL. The Collateral (to the extent capable of being physically possessed) , and the books, records, and papers of Borrower pertaining thereto, are kept and maintained solely at, and, for the last four
(4) months, have never been kept or maintained at any location other than, the chief executive offices of Borrower stated in the Preamble of this Agreement, and at those locations which are listed on EXHIBIT 6-5, annexed hereto, which
EXHIBIT includes all service bureaus with which any such records are maintained. Except to accomplish sales of Inventory in the ordinary course of business, the Borrower shall not remove any Collateral from said chief executive offices or those locations listed on EXHIBIT 6-5.

    6-6.    TITLE TO ASSETS. The Borrower is, and shall hereafter remain, the owner of the Collateral free and clear of all liens, encumbrances, attachments, security interests, purchase money security interests in excess of $50,000.00, in the aggregate, mortgages, and charges with the exceptions of (a) the security interest created herein, and (b) the security interests and other encumbrances (if any) listed on EXHIBIT 6-6, annexed hereto, and does not presently, and shall not hereafter, have possession of any property on consignment to the Borrower. The Borrower shall timely pay all of the Borrower's indebtedness which is secured by any security interest, mortgage, lien, or other encumbrance which is superior to that granted to the Agent herein. The Borrower shall not sell any of the Collateral other than W for the sale of Inventory in the ordinary course of the Borrower's business or other Collateral for not more than $10,000 in the ordinary course of business, and (ii) for the sale of the Borrower's sheet metal Equipment and machine shop Equipment.

    6-7.    INDEBTEDNESS. The Borrower does not and shall not hereafter have any indebtedness with the exceptions of (a) any indebtedness to the Lenders hereunder; (b) the indebtedness (if any) listed on EXHIBIT 6-7, annexed hereto;
(c) ordinary trade indebtedness incurred in the normal course of the Borrower's business; (d) indebtedness in respect of the Borrower's guaranty of the lease obligations of Biochrom Limited; and (e) indebtedness approved by the Agent in writing and specifically subordinated to the Liabilities and rights and remedies hereunder.

    6-8.    INSURANCE POLICIES.  EXHIBIT 6-8, annexed hereto, is a schedule of all insurance policies owned by the Borrower or under which the Borrower is the named insured.

    6-9. LICENSES. EXHIBIT 6-9, annexed hereto, consists of copies of all presently effective license, distributor, franchise, and similar agreements issued to, or to which the Borrower is a party.

    6-10. STATUTORY COMPLIANCE. The Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all statutes, regulations, ordinances, directives, and orders of every federal, state, municipal, and other governmental authority which has or claims jurisdiction over the Borrower, any of the Borrower's assets, or any person in any capacity for which the Borrower would be responsible for the conduct of such person, except where failure to so comply could not have material adverse effect on the Borrower.

    6-11.   BANK ACCOUNTS. To permit the Agent to monitor the financial condition of the Borrower, the Borrower shall maintain with the Agent the Borrower's primary operating accounts (with the exception of payroll and freight accounts).

    6-12.   MAINTAIN PROPERTIES. The Borrower shall
            (a) keep the Collateral in good order and repair, consistent with its current business practice;
            (b) not waste or destroy or suffer the waste or destruction of the Collateral or any part thereof; and
            (c) not use any of the Collateral in violation of any policy of insurance thereon.

    6-13.   PAY TAXES. The Borrower has, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against the Borrower or the Collateral (unless being disputed in good faith) by any person or entity whose claim could result in a lien upon the assets of the Borrower or by any governmental authority, including, without limitation, liens arising in connection with hazardous material, as described in Section 5-16, hereof; properly exercise any trust responsibilities imposed upon the Borrower by reason of withholding from employees' pay; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom the Borrower is obligated to so file. At the Agent's option, upon the occurrence and continuance of an Event of Default, the Agent may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon the Borrower or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of the Borrower's employee benefit plan as the Agent, in the Agent's discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto.

    6-14.   REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

    6-15.   ERISA.
            (a)  The Borrower shall not
                (i) violate or fail to be in material compliance with the Borrower's Employee Benefit Plan. As used herein, the term "Employee Benefit Plan" has the same meaning given it in Section 3(3) of the Employee Retirement Insurance Security Act of 1974, P.L. 93-406 (September 2, 1974) (hereinafter referred to as "ERISAII) with the exception of any requirement of any relationship to interstate commerce imposed thereon;

                (ii) fail timely to file all reports and filings required by ERISA to be filed by the Borrower;

                (iii) engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA);

                (iv) engage in, or commit, any act such that a tax or penalty could be imposed upon the Borrower on account thereof pursuant to ERISA:

                (v) accumulate any material funding deficiency within the meaning of ERISA;

                (vi) terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Borrower on account thereof pursuant to ERISA.

    6-16.   HAZARDOUS MATERIALS. The Borrower has never: occupied or operated a site or vessel on which any hazardous material or hazardous oil was stored or transported during Borrower's occupation or operation without compliance in all material respects with all statutes, regulations, ordinances, directives, and orders of every federal, state, municipal and other governmental authority which has or claims jurisdiction relative thereto, (site, vessel, and hazardous material respectively being defined in Mass. Gen. Laws Ch.21E); disposed of, transported, or arranged for the transport of any hazardous material or hazardous oil without compliance in all material respects with all such statutes, regulations, ordinances, directives, and orders; been legally responsible for any release or threat of release of any hazardous material or hazardous oil; received written notification of any potential or known release or threat of release of any hazardous material or hazardous oil from any site or vessel occupied or operated by the Borrower and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any hazardous material or hazardous oil from any such site or vessel.

            (b) The Borrower shall: not dispose of any hazardous material or hazardous oil on any site or vessel occupied or operated by the Borrower; not store on any site or vessel occupied or operated by the Borrower, or transport or arrange for the transport of any hazardous material or hazardous oil except if such storage or transport is in the ordinary course of the Borrower's business and is in compliance with all such statutes, regulations, ordinances, directives and orders. The Borrower represents that no hazardous material or hazardous oil is or ever was disposed of on any site or vessel occupied or operated by the Borrower during Borrower's occupation or operation; upon the Borrower's obtaining knowledge or notice of any potential or known release or threat of release of any hazardous material or hazardous oil in violation of law at or from any site or vessel occupied or operated by the Borrower; and/or upon the Borrower's obtaining knowledge of any incurrence of any expense or loss by any governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Borrower may be liable.

    6-17. LITIGATION. Except as set forth in Exhibit 6-17, there is not presently pending or threatened by or against the Borrower any suit, action, proceeding, or investigation which, if determined adversely to the Borrower, would have a material adverse effect upon the Borrower's financial condition or ability to conduct its business as such business is presently conducted.

    6-18.   DIVIDENDS OR INVESTMENTS.  The Borrower shall not, without the
Agent's prior written consent:
            (a) pay any dividend, other than a common stock dividend of the
Borrower's own capital stock or preferred stock dividends in accordance with the terms of the Borrower's Articles of Organization, as amended to date;

            (b) own, redeem, retire, purchase, or acquire any of the Borrower's capital stock or options (except in connection with the termination of an employee who does not own more than two percent (2.0%) of the Borrower's shares of stock);

            (c) invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity, except investments in investment -grade short-term securities, or the Agent's mutual funds;

            (d) merge or consolidate or be merged or consolidated with or into any other corporation or other entity other than those identified on
Exhibit 6-2;

            (e) consolidate any of the Borrower's operations with those of any other corporation or other entity;

            (f) organize or create any Related Entity;

            (g) subordinate any debts or obligations owed to the Borrower by any third party to any other debts owed by such third party to any other party.

    6-19. CORPORATE LOANS. The Borrower shall not make any loans or advances individual, firm, corporation, or other entity including, without limitation, any Related Entity, officer, employee, director, shareholder, or salesperson of the Borrower with the exceptions of
            (a) advance payments made to the Borrower's suppliers in the ordinary course;

            (b) advances to the Borrower's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Borrower;

            (c) a revolving loan facility of even date to Biochrom Limited in the maximum amount of $1,500,000.00, which loan and collateral therefor have been assigned to the Agent on behalf of the Lenders as additional security for repayment of the Liabilities; and

            (d) intercompany loans not in excess of $100,000.00.

    6-20.   GOVERNMENT CONTRACTS. All Government Contracts to which the
Borrower is a party, if any, are listed on EXHIBIT 6-20, annexed hereto. In the event that the Borrower is, or hereafter becomes, party to any Government Contract, the Borrower shall execute all such instruments, documents, and papers as may be requested by the Agent to comply with any applicable statute dealing with the payment of the proceeds therefrom to the Agent.

    6-21.   PATENTS. All patents, patents pending, patents assigned to the
Borrower and trademarks and tradenames owned by or assigned to the Borrower are listed on EXHIBIT 6-21, annexed hereto. The Borrower shall provide the Agent with prompt written notice of each application for patent, patent pending, and patent assigned to the Borrower hereafter, and each trademark and tradename owned by or assigned to the Borrower hereafter, and upon request of the Agent shall execute and deliver to the Agent, all such instruments, documents and papers as may be reasonably requested by the Agent to perfect the Agent's security interest in any application for patent, patent pending, patent, trademark, or tradename.

    6-22. PROTECTION OF ASSETS. The Borrower agrees that the Agent may, at the Agent's discretion from time to time, discharge any tax, lien, or encumbrance on any of the Collateral, or take any other action that the Agent may deem appropriate to repair, insure, maintain, or preserve any of the Collateral. The Borrower shall pay to the Agent, on demand, or the Agent, in its sole discretion, may charge to Borrower, all amounts paid or incurred by the Agent pursuant to this section. The obligation of the Borrower to pay such amounts shall be included as Liabilities.

    6-23. LINE OF BUSINESS. The Borrower shall not engage in any business other than the business in which it is currently engaged, or a business reasonably related thereto.

    6-24. PAYMENTS TO RELATED ENTITIES. Except as set forth on EXHIBIT 6-24, the Borrower and its Subsidiaries shall not make any payment, nor give any value to any-Related Entity except for goods and services actually purchased by the Borrower from, or sold by the Borrower or such Subsidiary to, such Related Entity for a price which shall (a) be competitive and shall be fully deductible as an "ordinary and necessary business expense,, and/or fully depreciable under the Internal Revenue Code of 1986 and Treasury Regulations promulgated thereunder and (b) not differ from that which are being currently charged to Related Entities, as adjusted in the ordinary course of business.

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

    6-25.   INSURANCE.

              (a) The Borrower shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Agent. All such insurance shall provide for a minimum of twenty (20) days' written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include such endorsement in favor of the Agent as the Agent may specify. Each such endorsement shall provide that the insurance, to the extent of the Agent's interest therein, shall not be impaired or invalidated, in whole or in -part, by reason of any act or neglect of the Borrower or by the failure of the Borrower to comply with any warranty or condition of the policy. In the event of the failure by the Borrower to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance. The Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent regarding compliance by the Borrower with the foregoing insurance provisions. originals of all such policies shall be delivered to and held by the Agent upon the occurrence of an Event of Default. The Borrower shall advise the Agent of each claim made by the Borrower under any policy of insurance which covers the Collateral and will permit the Agent, at the Agent's option in each instance upon the occurrence of an Event of Default (which has not been cured to the satisfaction of the Agent), to the exclusion of the Borrower, to conduct the adjustment of each such claim. The Agent shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct, gross negligence, or bad faith. The Agent may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of applicant ion as the Agent may determine.

            (b) The Borrower shall also maintain key man life insurance with respect to David Green and Chane Graziano, in minimum amounts of $1,000,000.00, respectively, naming the Borrower as beneficiary and which beneficial interest shall not be assigned, pledged or otherwise encumbered.

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

    6-26.   PERFECTION OF SECURITY INTEREST. The Borrower shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent's security interest in the Collateral for the benefit of the Lenders; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Contemporaneous with the execution of this Agreement, the Borrower shall execute all such instruments as may be required by the Agent with respect to the perfection of the security interests granted herein, including without limitation, financing statements in such form and to be filed in accordance with the provisions of the Uniform Commercial Code in such State or States as the Agent may determine, and applications for notations of the Agent as lien holder, mortgagee, or the like, on such certificates or similar instruments as may have been issued with respect to the Borrower's ownership of one or more items of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this section shall be sufficient for filing to perfect the security interests granted herein.

    6-27.   ADEQUACY OF DISCLOSURE.
            (a) All financial statements of the Borrower furnished to the Agent by the Borrower have been prepared in accordance with Generally Accepted Accounting Principles (except where only unaudited financial statements are required, for the omission of footnotes and year-end adjustments) consistently applied which fairly present the condition of the Borrower at the date(s) thereof. Except in connection with the acquisition of Pharmacia Biochrom Ltd, there has been no change in the financial condition of the Borrower since the date(s) of the most recent financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

            (b) The Borrower does not have any contingent liabilities pursuant to the execution of guaranties or otherwise not noted in the Borrower's financial statements furnished to the Agent prior to the execution of the within Agreement except in connection with the acquisition of Pharmacia Biochrom, Ltd and will not hereafter incur any such contingent liabilities.

            (c) No document, instrument, agreement, or paper given the Agent by or on behalf of the Borrower or any guarantor of the Liabilities in connection with the Agent's and Lender's execution of the within Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading.

    6-28.   YEAR 2000 COMPLIANCE.
            (a) Based upon a diligent inquiry undertaken by the Borrower, it appears that the Borrower's operations are Year 2000 Compliant.

            (b) The Borrower has developed a detailed plan and timetable with respect to the Borrower's operations becoming fully Year 2000 Compliant and has committed adequate resources to execute that plan and to meet such timetable.
            (c) The Borrower will not suffer or permit its operations thereafter to cease to be Year 2000 Compliant in any manner which might have more than a DE MINIMUS effect on its operations.

    6-29.   OTHER COVENANTS. The Borrower shall not indirectly do or cause to be done any act which, if done directly by the Borrower, would breach any covenant contained in this Agreement.

    6-30.   CASH MANAGEMENT. The Agent may, at its option, require the
Borrower to implement such cash management procedures as the Agent may require.

ARTICLE 7 - FINANCIAL AND OTHER REPORTING REQUIREMENTS /FINANCIAL COVENANTS

    7-1.    MAINTAIN RECORDS.  The Borrower shall at all times
            (a) keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrower's transactions, all in accordance with Generally Accepted Accounting Principles or generally accepted auditing principles (as applicable) applied consistently with prior periods to fairly reflect the financial condition of the Borrower at the close of, and its results of operations for, the periods in question;

            (b) keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

    7-2.    ACCESS TO RECORDS.

            (a) The Borrower shall accord the Agent and the Agent's representatives with access from time to time as the Agent and such representatives may reasonably require to all properties owned by or over which the Borrower has control. The Agent, and the Agent's representatives, shall have the right, and the Borrower will permit the Agent and such representatives from time to time as the Agent and such representatives may reasonably request, to examine, inspect, copy, and make extracts from any and all of the Borrower's books, records, electronically stored data, papers, and files. The Borrower shall make available to the Agent any copying facilities which the Borrower has.

            (b) The Borrower hereby authorizes the Agent and the Agent's representatives to inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise to use any and all computer or electronically stored information or data which relates to the Borrower, which information or data is in the possession of the Borrower or any service bureau, contractor, or other person", and directs any such service bureau, contractor, or other person fully to cooperate with the Agent and the Agent's representatives with respect thereto.

            (c) The Borrower authorizes the Agent to verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrower's computer billing companies, collection agencies, and accountants and, upon the occurrence and during the continuance of an Event of Default, to sign the name of the Borrower on any notice to the Borrower's Account Debtors or verification of the Collateral.

            (d) The Agent may use the information provided in Section 7-2 for all proper purposes relating to its role as lender to the Borrower.

    7-3. IMMEDIATE NOTICE TO AGENT. The Borrower shall provide the Agent with written notice immediately upon the occurrence of any of the following events:

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

            (a) any change in the Borrower's officers, directors, or key employees;
            (b) any material change in the business, operations, or financial affairs of the Borrower;
            (c) the occurrence, or failure of occurrence, of an event, which occurrence or failure is, or with the passage of time or giving of notice
(or both), would constitute, an Event of Default (as described herein); and
            (d) any litigation which, if determined adversely to the Borrower, might have a material adverse effect on the financial condition of the Borrower.

    7-4.    MONTHLY REPORTS.  Monthly, within twenty (20) days following the end of the previous month, the Borrower shall provide the Agent with:

            (a) A summary of the aging of the Borrower's and Subsidiary's Accounts Receivable as of the end of the subject month for the Holliston, Massachusetts operations;

            (b) An aging of the Borrower's and Subsidiary's Accounts Receivable as of the end of the subject month for the United Kingdom, Quebec, Canada and France operations;

            (c) A Borrowing Base Certificate, in such form as the Agent may specify from time to time;

            (d) A schedule, in such form as may be required by the Agent, of Availability as of the end of the subject month; and

            (e) An internally prepared financial statement of the Borrower's financial condition on a consolidated basis and for each operating location at, and the results of its operations for, the period ending with the end of the subject month, and for the year to date period ending with the subject month, which financial statement shall include, at `a minimum, a balance sheet and income statement.

    7-5.    ANNUAL REPORTS. Annually, within one hundred (100) days following the end of the Borrower's fiscal year, the Borrower shall furnish the Agent with an original signed counterpart of the Borrower's annual financial statement, which statement shall have been prepared by and bear the unqualified opinion of, the Borrower's independent certified public accountants (which accountants shall be acceptable to the Agent).

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

    7-6.    ADDITIONAL FINANCIAL INFORMATION.
            (a) In addition to the foregoing, the Borrower promptly shall provide the Agent and the Lenders with such other and additional information concerning the Borrower, the Collateral, the operation of the Borrower's business, and the Borrower's financial condition, including financial reports and statements, as the Agent may from time to time reasonably request from the Borrower.

            (b) All financial information provided the Agent by the Borrower shall be prepared in accordance with Generally Accepted Accounting Principals or generally accepted auditing principles (as applicable) applied consistently in the preparation thereof and with prior periods, to fairly reflect the financial condition, of the Borrower at the close of, and its results of operations for, the periods in question. Where the Borrower is not required to provide audited financial statements, such statements will not have to include footnotes or year-end adjustments, unless otherwise reasonably required by the Agent.

    7-7.    APPRAISALS AND AUDITS. Upon the Agent's reasonable request from time to time, the Borrower shall obtain, or shall permit the Agent and Lenders to obtain (in all events, at the Borrower's expense) appraisals and audits of the Collateral in form and substance and by appraisers and auditors reasonably satisfactory to the Agent.

    7-8.    PROFITS. The Borrower's consolidated net income after taxes shall be no less than (a) $1,000,000.00 in fiscal year 1999, (b) $1,200,000.00 in fiscal year 2000, and (c) $1,400,000.00 in fiscal year 2001, to be tested upon the earlier of W completion of the annual audited financial statements, or (ii) one hundred days following the end of the Borrower's fiscal year.

    7-9.    DEBT SERVICE COVERAGE. The ratio of the Borrower's total Funded
Debt to EBITDA shall not at any time exceed 2.50 to 1.00, tested quarterly on a consolidated basis, commencing as of March 31, 1999. For the quarterly tests on March 31, 1999, June 30, 1999 and September 30, 1999, EBITDA will be annualized (i.e. March 31, 1999 - EBITDA x4, June 30, 1999 - EBITDA x2 and September 30, 1999 - EBITDA xl.33). From and after December 31, 1999, this covenant shall be calculated on a rolling four quarter basis.

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

    7-10.   CASH FLOW COVERAGE. The ratio of the Borrower's Adjusted EDITDA to Debt Service shall not at any time be less than 1.50 to 1.00, tested quarterly on a consolidated basis commencing as of March 31, 1999. This covenant shall be calculated on a cumulative basis for the quarterly periods ending March 31, June 30, September 30 and December 31 and thereafter will be calculated on a rolling four quarter basis.

    7-11.   COMPLIANCE CERTIFICATES. The Borrower shall furnish the Agent with Compliance Certificates referencing Sections 7-8 through 7-10, above, in such form as the Agent may specify to be submitted within thirty (30) days of each test date.

ARTICLE 8 - DEFAULT
         Upon the earlier to occur of: (i) January 29, 2002 or (ii) any one or more of the following events (herein, "Events of Default"), any and all Liabilities of the Borrower to the Lenders shall become upon written notice to the Borrower immediately due and payable, at the option of the Agent and without further notice or demand. Upon the occurrence of the Event of Default set forth in Section 8-7, any and all Liabilities shall become immediately due and payable without any further act on the part of the Agent or any Lender. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent or any Lender and the Borrower and instruments and papers given the Agent or any Lender by the Borrower, whether such agreements, instruments, or papers now exist or hereafter arise.

    8-1.    FAILURE TO PAY REVOLVING CREDIT OR TERM NOTES. The failure by the
Borrower to pay any amount due under the Revolving Credit or the Term Notes within five (5) days of when due.

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

    8-2.    FAILURE TO MAKE OTHER PAYMENTS. The failure by the Borrower to pay, when due, any other Liabilities, including without limitation, liabilities under a certain instruments of guaranty of even date pursuant to which the Borrower unconditionally guaranteed the payment and performance of all obligations and liabilities of Biochrom Limited to the Lenders, within five (5) days of when due.

    8-3.    FAILURE TO PERFORM LIABILITY. The failure by the Borrower to promptly, punctually and faithfully perform, discharge, or comply with any Liability or any other term of this Agreement, within twenty (20) days of written notice by the Agent to the Borrower of such failure, unless such failure is not capable of being cured, in which case no notice shall be required.

    8-4.    MISREPRESENTATION. The determination by the Agent that any representation or warranty heretofore, now, or hereafter made by the Borrower to the Agent, in any document, instrument, agreement, or paper was not true or accurate, in any material respect, when given.

    8-5.    ACCELERATION OF OTHER DEBT. The occurrence of any event such that any indebtedness of the Borrower to any creditor for borrowed money, other than the Lenders, has been accelerated.

    8-6.    DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any event of default under any agreement between the Agent or the Lenders and the Borrower or instrument or paper given the Agent or the Lenders by the Borrower, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Agent or any Lender may not have exercised its rights upon default under any such other agreement, instrument or paper).

    8-7.    BUSINESS FAILURE. Any act by, against, or relating to the
Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Borrower; the failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to The Bankruptcy Code of 1978 as amended, Title 11 United States Code (commonly referred to as the Bankruptcy
Code) or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure (however, it shall not be an Event of Default hereunder until the earlier of W the entry of an order for relief against the Borrower, or (y) the expiration of sixty (60) days without dismissal of such complaint, application, or petition if such complaint, application, or petition filed against the Borrower was not filed by or at the direction of the Borrower or any related entity, and is being diligently contested); the meeting by the Borrower with a formal or informal creditors, committee; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief f rom or extension of the debts of the Borrower, or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or similar arrangement with creditors.

    8-8.    JUDGMENT. The entry of any judgment for the payment of money aggregating at least Fifty Thousand Dollars ($50,000.00) against the Borrower, which judgment is not satisfied or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.

    8-9.    RESTRAINT OF BUSINESS. The entry of any court order which enjoins, restrains or in any way prevents the Borrower from conducting all or any part of its business affairs in the ordinary course.

    8-10.   TRUSTEE PROCESS. The service of any process upon the Agent or any
Lender seeking to attach by mesne or trustee process any funds of the Borrower on deposit with the Agent or such Lender.

    8-11. CHANGE IN MANAGEMENT/OWNERSHIP. Any material change in the authority or responsibilities of Chane Graziano or David Green and/or any direct or indirect decrease in the ownership by Chane Graziano or David Green of the capital stock of the Borrower from that existing at the execution of this Agreement other than arising by the exercise of stock options by employees.

    8-12. CASUALTY LOSS. The occurrence of (i) any uninsured loss, theft, damage, or destruction in excess of $100,000.00, or (ii) any sale (other than sales in the ordinary course of business) or encumbrance to or of any of the Collateral (except as provided in Section 6-6 hereof).

    8-13.   TERMINATION OF EXISTENCE.  The termination of existence,
dissolution, winding up, or liquidation of the Borrower.

    8-14.   ACQUISITION LOANS. The occurrence of an event of default under the
Acquisition Loans.

    8-15.   SECURITYHOLDERS' AGREEMENT. The occurrence of any payment default under the Securityholders' Agreement or the giving of notice by any Creditor (as defined in the Subordination Agreement) to the Agent that an event of default has occurred under the Junior Debt (as defined in the Subordination Agreement).

ARTICLE 9 - AGENT AS BORROWER'S ATTORNEY-IN-FACT

    9-1.    APPOINTMENT AS ATTORNEY-IN-FACT. Effective only upon the
occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably constitutes and appoints the Agent as the Borrower's true and lawful attorney, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Agent, for the benefit of the Lenders, subject to applicable law. The rights and powers granted the Agent by the within appointment include but are not limited to the right and power to:

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

            (a) prosecute, defend, compromise, or release any action relating to the Collateral;

            (b) sign change of address forms to change the address to which the Borrower's mail is to be sent as the Agent shall designate; receive and open the Borrower's mail; remove any Collateral therefrom and turn over such mail (other than such proceeds) either to the Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail;

            (c) endorse the name of the Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

            (d) sign the name of the Borrower on any notice to the Borrower's Account Debtors or verification of the Receivables Collateral; sign the Borrower's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanics liens, or assignments or releases of mechanics liens securing the Accounts;

            (e) take all such action as may be necessary to obtain the payment of any letter of credit of which the Borrower is a beneficiary;

            (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower;

            (g) obtain, adjust, settle and cancel any insurance;

            (h) use, license or transfer any or all General Intangibles of the Borrower; and

            (i) and sign and file or record any financing or other statements in order to perfect or protect the Agent's security interest in the Collateral.

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

    9-2.    FULL POWER TO ACT. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Agent full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

    9-3.    NO OBLIGATION TO ACT. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower except for the Agent's actual willful misconduct, bad faith, or gross negligence.

    9-4.    SURVIVAL OF APPOINTMENT. All of the powers of attorney set forth in this Agreement shall not be affected by any disability or incapacity suffered by the Borrower and shall survive same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

ARTICLE 10 - RIGHTS AND REMEDIES UPON DEFAULT
         In addition to all of the rights, remedies, powers, privileges, and discretions which the Agent is provided prior to the occurrence of an Event of Default, the Agent shall have the following rights and remedies upon the occurrence of any Event of Default and at any time thereafter until such Event of Default has been cured to the satisfaction of the Agent.

    10-1.   RIGHTS OF ENFORCEMENT. The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Agent shall have all of the following rights and remedies:
            (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral; and/or

            (b) To take possession of all or any portion of the Collateral;
and/or

            (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.
            (d) To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.
            (e) To notify any of the Borrower's Account Debtors, either in the name of the Agent or the Borrower, to make payment directly to the Agent, and to advise any person of the Agent's security interest in and to the Collateral, and to collect all amounts due on account of the Collateral.

    10-2.   SALE OF COLLATERAL. Any sale or other disposition of the
Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent's disposition of the Collateral. The Agent may conduct any such sale or other disposition of the Collateral upon the Borrower's premises. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Borrower with such notice as may be practicable under the circumstances), the Agent shall give the Borrower at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Agent or any Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

    10-3.   OCCUPATION OF BUSINESS LOCATION. In connection with the Agent's exercise of the Agent's rights under this Article, the Agent may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent's taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Agent be liable to the Borrower for use or occupancy by the Agent of any premises pursuant to this Article, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Agent's exercise of the Agent's Rights and Remedies.

    10-4.   GRANT OF NONEXCLUSIVE LICENSE. The Borrower hereby grants to the
Agent a nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of inventory.

    10-5.   ASSEMBLY OF COLLATERAL. The Agent may require the Borrower to assemble the Collateral and make it available to the Agent at the Borrower's sole risk and expense at a place or places which are reasonably convenient to both the Agent and Borrower.

    10-6.   RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Agent in this Article 10 (herein, the "Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent' s Rights or Remedies, and no agreement or transaction of whatever nature entered into between the Agent or any Lender and the Borrower, at any time, either express or implied, shall preclude the other or further exercise of the Agent's Rights and Remedies. No waiver by the Agent of any of the Agent's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent's Rights and Remedies and all of the Agent's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine. The Agent's rights and remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 11 - NOTICES
         All notices, demands and other communications made in respect of this Agreement shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested or by telecopier as follows:

         If to the Agent:           Brown Brothers Harriman & Co.
                                    40 Water Street
                                    Boston, Massachusetts 02109
                                    Attention: Timothy T. Telman
                                    Fax: (617) 772-1138

         With a copy to:            BankBoston, N.A.
                                    100 Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Jeffrey Westling
                                    Fax: (617) 434-4426

                  With a copy to:   Riemer & Braunstein, LLP
                                    Three Center Plaza
                                    Boston, Massachusetts 02108
                                    Attention: Charles W. Stavros, Esquire
                                    Fax: (617) 723-6831

         If to the Borrower:        Harvard Apparatus, Inc.
                                    84 October Hill Road
                                    Holliston, Massachusetts 01746
                                    Attention: Mr. David Green
                                    Fax: (508) 429-5732

                  With a copy to:   Goodwin, Procter & Hoar, LLP
                                    Exchange Place
                                    Boston, Massachusetts 02109
                                    Attention: H. David Henken, Esquire
                                    Fax: (617) 523-1231

All notices and other correspondence to the Borrower by the Agent in connection with this Agreement shall be deemed effective upon receipt to the Borrower's address found at the beginning of this Agreement, which address may be changed on seven (7) days written notice given the Agent by the Borrower. All notices and other correspondence to the Agent by the Borrower in connection with this Agreement shall be deemed effective upon receipt by the Agent at the Agent's principal office, or elsewhere as the Agent may specify from time to time, and shall be sent by certified mail, return receipt requested.

ARTICLE 12 - TERM OF REVOLVING CREDIT
    12-1.   TERM. The Revolving Credit shall remain in full force and effect until the earlier of (i) January 29, 2002 or (ii) the occurrence of an Event of Default hereunder. The Borrower may also terminate the Revolving Credit by written notice to the Agent.

    12-2.   EFFECT OF TERMINATION. Upon the termination of Revolving Credit, the Borrower shall pay the Agent on behalf of the Lenders all of the then principal balance of the Master Notes and all accrued and unpaid interest thereon (whether or not then due). Following such payment, all provisions of this Agreement, other than those contained in Section 1 through Section 1-10, above, shall remain in full force and effect until all of the Borrower's Liabilities to the Lenders shall have been paid in full.

ARTICLE 13 - GENERAL
    13-1.   SET OFF. Any and all deposits or other sums at any time due to the Borrower from, or credited to the Borrower by, the Agent, Lenders or any of their affiliated banks or institutions and any cash, securities, instruments, or other property of the Borrower in the possession of the Agent, Lenders or any of their affiliates, whether for safekeeping, or otherwise, or in transit to or from the Agent, Lenders or any of their affiliates or in the possession of any third party acting on the Agent's or Lender's behalf (regardless of the reason the Agent or Lender had received same or whether the Agent or Lender has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off by the Agent or any Lender against such Liabilities upon or after the occurrence of and during the continuance of an Event of Default, whether or not other collateral is available to the Agent or any Lender.

    13-2.   WAIVERS. The Borrower makes the following waivers knowingly, voluntarily, and intentionally, and understands that the Agent and the Lenders, in the establishment and maintenance of the Agent's and the Lenders, relationship with the Borrower, is relying thereon.
            (a)  Except as expressly provided herein, the Borrower WAIVES notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

            (b) The Borrower, if entitled to it, WAIVES the right to notice and/or hearing prior to the Agent's exercising of the Agent's rights upon default.

            (c) THE BORROWER, AND THE AGENT AND EACH LENDER RESPECTIVELY TO THE EXTENT ENTITLED THERETO, WAIVE ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, THE AGENT, ANY LENDER OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE AGENT OR ANY LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE AGENT OR ANY LENDER IN CONNECTION WITH CONTROVERSIES ARISING OUT OF THIS AGREEMENT.

    13-3.   SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the
Borrower and the Borrower's executors, administrators, successors, and assigns and shall enure to the benefit of the Agent and the Lenders and the successors and assigns of each. In the event that the Agent or any Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

    13-4.   SEVERABILITY. Any determination that any provision of this
Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

    13-5.   AMENDMENTS; COURSE OF DEALING. This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Agent and each Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Borrower and the Agent or any Lender is effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be the Agent or any Lender, then by a duly authorized officer thereof. No failure by the Agent or any Lender to give notice to the Borrower of the Borrower's having failed to observe and comply with any warranty or covenant included herein shall constitute a waiver of such warranty or covenant or the amendment of the within Agreement. No change made by the Agent in the manner by which Availability is determined (any of which changes may be made by the Agent in its discretion) shall obligate the Agent to continue to determine Availability in that manner.

    13-6.   APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Liabilities in such order and manner as the Agent determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding. The Borrower shall remain liable for any deficiency remaining following such application.

    13-7.   COSTS AND EXPENSES OF AGENT AND LENDERS. The Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Agent and Lenders in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Borrower and the Agent and the Lenders, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto. The Borrower specifically authorizes the Agent to pay all such fees and expenses and at the Agent's discretion, to add such fees and expenses to the Liabilities or to charge the same to any account of the Borrower with the Agent (with prompt notice by the Agent after the charging of any such account).

    13-8.   COPIES. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Agent may be reproduced by the Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and the Agent may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

    13-9.   MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Borrower submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationship with the Agent and the Lenders.

    13-10. INDEMNIFICATION. The Borrower shall indemnify, defend, and hold the Agent and each Lender harmless of and f rom any claim brought or threatened against the Agent and each Lender by the Borrower, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys, reasonable fees and expenses in connection therewith) on account of the Agent's and each Lender's relationship with the Borrower or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender's selection, but at the expense of the Borrower), except if a court of competent jurisdiction, after all appeal periods have expired, finds that such claim arose from Agent's or Lender's bad faith, intentional misconduct, or gross negligence. The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent or Lenders in favor of the Borrower.

    13-11. SPECIFIC PERFORMANCE. The failure by the Borrower to perform all and singular the Borrower's obligations hereunder will result in irreparable harm to the Agent and the Lenders for which the Agent and the Lenders will have no adequate remedy at law. Consequently, such obligations are specifically enforceable by the Agent and the Lenders.

    13-12. TITLES. Underlined titles to sections have been included for convenience and are not part of the within Agreement.

    13-13.  INTENT.  It is intended that
            (a)   this Agreement take effect as a sealed instrument;

            (b) the security interests created by this Agreement attach to all of the Borrower's assets described in Article 3, now owned or hereafter acquired and that the scope of the coverage thereof be broadly construed in favor of the Agent for the benefit of the Lenders;

            (c) the security interests created by this Agreement secure all Liabilities of the Borrower to the Lenders, whether now existing or hereafter arising; and

            (d) the Agent's consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Agent in its sole and absolute discretion.

    13-15. RECEIPT OF AGREEMENT. The Borrower acknowledges receipt of a completed copy of this Agreement.

ATTEST:                               Harvard Apparatus, Inc.
                                                   (Borrower)

                                      By /s/ David Green
-------------------------                ------------------------------
                                      Print Name: David Green
                                                 ----------------------
                                      Title: President
                                            ---------------------------

                                      Brown Brothers Harriman & Co.
                                                     (Agent)

                                      By /s/ Timothy T. Telman
                                         ------------------------------
                                      Print Name: Timothy T. Telman
                                                 ----------------------
                                      Title: Deputy Manager
                                            ---------------------------

                                      Brown Brothers Harriman & Co.
                                                     (Lender)

                                      By /s/ Timothy T. Telman
                                         ------------------------------
                                      Print Name: Timothy T. Telman
                                                 ----------------------
                                      Title: Deputy Manager
                                            ---------------------------

                                      BankBoston, N.A.
                                              (Lender)

                                      By /s/ Jeffrey R. Westling
                                         ------------------------------
                                      Print Name: Jeffrey R. Westling
                                                 ----------------------
                                      Title: Director
                                            ---------------------------

                                    EXHIBITS

     The following Exhibits to this Loan and Security Agreement are respectively described in the section indicated.

EXHIBIT 1-7:    Master Note                                   Section 1-7

EXHIBIT 2-1:    Term Notes                                    Section 2-1

EXHIBIT 5-7:    Assignment of Intercompany Note and
                 Security Documents                           Section 5-7

EXHIBIT 5-10:   Tranche B Loan Agreement                      Section 5-10

EXHIBIT 6-2:    Related Entity                                Section 6-2(b)

EXHIBIT 6-4:    Trade Names; legal status; etc.               Section 6-4

EXHIBIT 6-5:    Locations                                     Section 6-5

EXHIBIT 6-6:    Security Interests                            Section 6-6

EXHIBIT 6-7:    Indebtedness                                  Section 6-7

EXHIBIT 6-8:    Insurance Policies                            Section 6-8

EXHIBIT 6-9:    Licenses, Distributor Franchise Agreements    Section 6-9

EXHIBIT 6-17:   Litigation                                    Section 6-17

EXHIBIT 6-20:   Government Contracts                          Section 6-20

EXHIBIT 6-21:   Patents, Trademarks                           Section 6-21

EXHIBIT 6-24:   Payments to Related Parties                   Section 6-24

                                                                    Exhibit 1-7

MASTER NOTE-$1,875,000.00                                      BANKBOSTON, N.A.
-------------------------------------------------------------------------------

Boston, Massachusetts                                      Date: March 2, 1999

         FOR VALUE RECEIVED, the undersigned, Harvard Apparatus, Inc., a Massachusetts corporation with offices at 84 October Hill Road, Holliston, Massachusetts, promises to pay to the order of BankBoston, N.A. with its principal office at 100 Federal Street, Boston, Massachusetts (hereinafter, with any subsequent holder, the "Bank") at the office of Brown Brothers Harriman & Co. (the "Agent") located at 40 Water Street, Boston, Massachusetts, pursuant to the Loan Agreement (as defined below), the principal balance of loans and advances made by the Bank to the Borrower pursuant to the revolving credit facility in the maximum face amount of One Million Eight Hundred Seventy Five Thousand ($1,875,000.00) Dollars established pursuant to the Amended and Restated Loan and Security Agreement of even date (as such may be further amended hereafter, the "Loan Agreement"), with interest at the rate and payable in the manner stated therein.

         The revolving credit facility shall remain in full force and effect until the earlier of (i) termination of the revolving credit facility by the Agent in accordance with the terms and conditions of the Loan Agreement or (ii) January 29, 2002. Upon such termination, the Borrower shall pay to the Agent the entire principal balance of this Master Note and all accrued and unpaid interest thereon (whether or not then due).

         The Agent's books and records concerning the Bank's loans and advances to the Borrower, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the Borrower's indebtedness to the Bank hereunder. The within Note shall not be necessary to establish the indebtedness of the Borrower to the Bank on account of such loans and advances.

         Any and all deposits or other sums at any time credited by or due to the Borrower from the Bank or any of its banking or lending affiliates and any cash, securities, instruments, or other property of the Borrower in the possession of the Bank, or any of its banking or lending affiliates, whether for safekeeping, or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities upon or after the occurrence of an Event of Default under the Loan Agreement, whether or not other collateral is available to the Bank.

         No delay or omission by the Agent in exercising or enforcing any of the Agent's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         The Borrower, and each endorser and guarantor of this Note, shall indemnify, defend, and hold the Bank harmless against any claim brought or threatened against the Bank by the Borrower (other than a claim which is finally judicially determined against the Bank), by any endorser or guarantor, or by any other person (as well as from attorneys reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's selection, but at the expense of the Borrower and any endorser and/or guarantor).

         The Borrower will pay on demand all attorneys' reasonable fees and out-of-pocket expenses incurred by the Bank in the administration of all Liabilities (as defined in the Loan Agreement) and obligations of the Borrower to the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank. The Borrower will also pay on demand, without limitation, all attorneys' reasonable fees, out-of-pocket expenses incurred by the Bank's attorneys and all costs incurred by the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to the protection or enforcement of any of the Bank's rights against the Borrower or any such endorser or guarantor and against any collateral given the Bank to secure this Note or any other Liabilities of the Borrower or such endorser and guarantor to the Bank (whether or not suit is instituted by or against the Bank).

         The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the Borrower or any endorser or guarantor by the Bank with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of the Borrower or any endorser or guarantor to the Bank.

         This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, and assigns and shall inure to the benefit of the Bank and its successors, endorsees, and assigns.

         The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been satisfied in full.

         This Note is delivered to the Agent for the benefit of the Bank at one of its offices in Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Borrower and each endorser and guarantor of this Note each submits to the jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to this Note, any collateral given to secure their respective liabilities, obligations and indebtedness to the Bank, and their respective relationships with the Bank.

         The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Bank, in the establishment and maintenance of the Bank's relationship with the Borrower contemplated by the within Note, is relying thereon. THE UNDERSIGNED, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, OR OF ANY GUARANTOR OR ENDORSER OF THE UNDERSIGNED OR OF ANY OTHER PERSON LIABLE TO THE BANK ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY SUCH PERSON, AND THE BANK IN CONNECTION WITH CONTROVERSIES ARISING OUT OF THE LOAN ARRANGEMENT CONTEMPLATED BY THE LOAN AGREEMENT.

         The Borrower has read all of the terms and conditions of this Note and acknowledges receipt of an exact copy of it.

WITNESS                                     Harvard Apparatus, Inc.

Signed in my Presence


                                    By: /s/ David Green
-------------------------------        ---------------------------------
                                    Name:
                                         -------------------------------
Print Name:                         Title: President
           --------------------

                                                                   Exhibit 2-1

                           COMMERCIAL PROMISSORY NOTE

$1,050,000.00                                              Boston, Massachusetts
                                                           March 2, 1999

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (together with any successors or assigns, the "Bank") at the office of the Bank located at 40 Water Street, Boston, Massachusetts ONE MILLION FIFTY THOUSAND and 00/100 Dollars ($1,050,000.00) as provided below:

                  In quarterly principal installments of (a) $23,875.00 each payable on May 1, 1999, August 1, 1999, November 1, 1999 and February 1, 2000, (b) $35,813.00 each payable on May 1, 2000,
                  August 1, 2000, November 1, 2000, and February 1, 2001, (c) $47,750.00 each payable on May 1, 2001, August 1, 2001,
                  November 1, 2001, and a final principal installment of the entire remaining principal balance on January 29, 2002;

with interest thereon calculated at a floating rate equal to 1% above the Base Rate per annum.

         Interest shall be payable quarterly in arrears commencing on May 1, 1999 and on each August 1, November 1, and February 1 thereafter and on the date the final principal installment under this Note becomes due or the entire amount of this Note becomes due and payable in full (whether by acceleration or otherwise). If this Note bears interest at a floating rate, the applicable floating rate shall change as and when the Base Rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.  PAYMENT TERMS.

         1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default will be applied FIRST to fees, expenses and other amounts due hereunder (excluding principal and interest); SECOND, to accrued interest; and THIRD to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion. The undersigned may pay all or a portion of the amount owed earlier than it is due without penalty. If this Note is payable in installments, prepayments shall be applied to installments of principal in the inverse order of the date on which they become due. Amounts prepaid may not be reborrowed.

         1.2      (Intentionally omitted.)

         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum (the "Default Rate") equal to 2% per annum above the rate of interest otherwise payable hereunder.

SECTION 2.  DEFAULTS AND REMEDIES.

         2.1 DEFAULT. The occurrence of any Event of Default as defined in a certain Amended and Restated Loan and Security Agreement of even date entered into by and between, among others, the undersigned and the Agent (as may be further amended, the "Loan Agreement").

         2.2 REMEDIES. Upon an Event of Default, or at any time thereafter, at the option of the Bank, all Obligations of the undersigned shall become immediately due and payable without notice or demand and, if the Obligations are secured, the Bank shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies provided by agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

         For purposes of this Note, the following definitions shall apply:

         "Agent" shall mean Brown Brothers Harriman & Co., a New York limited partnership;

         "Base Rate" shall have the meaning set forth in the Loan Agreement;

         "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, any Liabilities as defined in the Loan Agreement; and

         "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4.  MISCELLANEOUS.

         4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time be granted by the Bank in connection herewith regardless of the number or period of any extensions.

         4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, after the occurrence and during the continuation of an Event of Default without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Bank shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

         4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

         4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel, and including without limitation any reasonable fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall be an Obligation secured by any such collateral.

         4.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.6 FINANCIAL INFORMATION. The undersigned shall furnish the Bank from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as and to the extent provided in the Loan Agreement.

         4.7 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         4.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                                         HARVARD APPARATUS, INC.

Witness:
                                                         -----------------------

                                                         By: /s/ David Green
-----------------------------------                          -------------------
                                                         Title: President
                                                               -----------------

                                                         Address:

                                                         84 October Hill Rd.
                                                         Holliston, MA

                                                                 Exhibit 2-1

                           COMMERCIAL PROMISSORY NOTE

$1,050,000.00                                              Boston, Massachusetts
                                                           March 2, 1999

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANKBOSTON, N.A. (together with any successors or assigns, the "Bank") at the office of Brown Brothers Harriman & Co. (the "Agent") located at 40 Water Street, Boston, Massachusetts pursuant to the Loan Agreement (defined below) ONE MILLION FIFTY THOUSAND and 00/100 Dollars ($1,050,000.00) as provided below:

                  In quarterly principal installments of (a) $23,875.00 each payable on May 1, 1999, August 1, 1999, November 1, 1999 and February 1, 2000, (b) $35,813.00 each payable on May 1, 2000,
                  August 1, 2000, November 1, 2000, and February 1, 2001, (c) $47,750.00 each payable on May 1, 2001, August 1, 2001,
                  November 1, 2001, and a final principal installment of the entire remaining principal balance on January 29, 2002;

with interest thereon calculated at a floating rate equal to 1% above the Base Rate per annum.

         Interest shall be payable quarterly in arrears commencing on May 1, 1999 and on each August 1, November 1, and February 1 thereafter and on the date the final principal installment under this Note becomes due or the entire amount of this Note becomes due and payable in full (whether by acceleration or otherwise). If this Note bears interest at a floating rate, the applicable floating rate shall change as and when the Base Rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.  PAYMENT TERMS.

         1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Agent in United States currency at the Agent's address specified above (or at such other address as the Agent may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Agent prior to the occurrence of an Event of Default will be applied FIRST to fees, expenses and other amounts due hereunder (excluding principal and interest); SECOND, to accrued interest; and THIRD to outstanding principal. After the occurrence of an Event of Default payments will be applied to the Obligations under this Note as the Agent determines in its sole discretion. The undersigned may pay all or a portion of the amount owed earlier than it is due without penalty. If this Note is payable in installments, prepayments shall be applied to installments of principal in the inverse order of the date on which they become due. Amounts prepaid may not be reborrowed.

         1.2      (Intentionally omitted.)

         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Agent, be payable on demand at a rate per annum (the "Default Rate") equal to 2% per annum above the rate of interest otherwise payable hereunder.

SECTION 2.  DEFAULTS AND REMEDIES.

         2.1 DEFAULT. The occurrence of any Event of Default as defined in a certain Amended and Restated Loan and Security Agreement of even date entered into by and between, among others, the undersigned and the Agent (as may be further amended, the "Loan Agreement").

         2.2 REMEDIES. Upon an Event of Default, or at any time thereafter, at the option of the Agent, all Obligations of the undersigned shall become immediately due and payable without notice or demand and, if the Obligations are secured, the Agent shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies provided by agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. All rights and remedies of the Agent are cumulative and are exclusive of any rights or remedies provided by law or any other agreement, and may be exercised separately or concurrently.

SECTION 3.  DEFINITIONS.

         For purposes of this Note, the following definitions shall apply:

         "Agent" shall mean Brown Brothers Harriman & Co., a New York limited partnership;

         "Base Rate" shall have the meaning set forth in the Loan Agreement;

         "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising including, without limitation, any Liabilities as defined in the Loan Agreement; and

         "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Agent a security interest or other lien in property on behalf of the undersigned to constitute collateral for the Obligations.

SECTION 4.  MISCELLANEOUS.

         4.1 WAIVER, AMENDMENT. No delay or omission on the part of the Agent in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by the Agent nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment or any and all other indulgences under this Note or with respect to any such collateral, to any and all substitutions, exchanges or releases of any such collateral, or to any and all additions or releases of any other parties or persons primarily or secondarily liable hereunder, which from time to time be granted by the Agent in connection herewith regardless of the number or period of any extensions.

         4.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, after the occurrence and during the continuation of an Event of Default without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, whether or not the Agent shall have made any demand under this Note and although such Obligations may be contingent or unmatured.

         4.3 TAXES. The undersigned agrees to indemnify the Bank from and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note and any collateral for the Obligations.

         4.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, default, collection or enforcement of this Note or any collateral for the Obligations, or any waiver or amendment of any provision of any of the foregoing, including, without limitation, reasonable attorneys fees of outside legal counsel, and including without limitation any reasonable fees or expenses associated with any travel or other costs relating to any appraisals, examinations, administration of the Obligations or any collateral therefor, and the amount of all such expenses shall be an Obligation secured by any such collateral.

         4.5 AGENT RECORDS. The entries on the records of the Agent (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.6 FINANCIAL INFORMATION. The undersigned shall furnish the Agent from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as and to the extent provided in the Loan Agreement.

         4.7 GOVERNING LAW, CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting in such Commonwealth and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         4.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE UNDERSIGNED SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE UNDERSIGNED, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                                  HARVARD APPARATUS, INC.

Witness:                                          ----------------------------

                                                  By: /s/ David Green
                                                     -------------------------
                                                  Title: President
---------------------------                              ---------------------
                                                  Address:

                                                  84 October Hill Rd.
                                                  Holliston, MA

                                                       Exhibit 5-7(a) and (b)

                             ASSIGNMENT OF CONTRACTS
                     AND ASSUMPTION OF LIABILITIES AGREEMENT

         This Agreement is made March 2, 1999 by and between Pharmacia Biotech (Biochrom) Limited, a limited liability company incorporated in England with registered number 974213, whose registered office is at Unit 22 Phase I Cambridge Science Park, Milton Road, Cambridge England CB4 4FJ ("Seller") and Biochrom Limited, a limited liability company incorporated in England with registered number 3526954, whose registered office is at Unit 22 Phase I Cambridge Science Park, Milton Road, Cambridge England CB4 4FJ ("Buyer").

                                   WITNESSETH:

         WHEREAS, the Seller now carries on and has for some years past been carrying on as the legal and beneficial owner of the business of manufacturing, designing, developing and selling products, including without limitation, spectrophotometers and amino acid analyzers and related accessories, chemicals, service, software and spare parts (the "Business");

         WHEREAS, pursuant to the terms of an Asset Purchase Agreement dated March 2, 1999 (the "Purchase Agreement"), by and between Seller, Pharmacia & Upjohn, Inc., a Delaware corporation, Buyer and Harvard Apparatus, Inc., a Massachusetts corporation, Buyer has agreed to purchase from Seller, and Seller has agreed to sell to Buyer, the Business and Subject Assets (all terms used herein and not defined shall have the meaning set forth in the Purchase Agreement); and

         WHEREAS, Seller is a party to those contracts and agreements described in Section 3.11 of the Asset Purchase Agreement (the "Assumed Contracts") and desires to transfer and assign to Buyer all of Seller's rights under and interest in and to the Assumed Contracts.

         NOW, THEREFORE, in consideration of the execution and delivery of the Purchase Agreement, and of the mutual covenants contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Seller hereby transfers, assigns and sets over to Buyer free from all claims, charges, liens, encumbrances, equities and adverse rights of any description together with all rights now or hereafter attaching to them:

                  1.1 all the Goodwill of the Seller in connection with the Business and the exclusive right of the Buyer and its successors and assigns to represent itself as carrying on the Business in succession to the Seller; and

                  1.2 the full benefit of all of Seller's rights under and interest in and to the Assumed Contracts (so far in each case as the Seller can assign the same) subject to terms, covenants and other conditions thereof to hold the same unto the Buyer absolutely.

         2. Buyer hereby assumes from and after the Closing the Assumed Liabilities and all obligations arising or coming due under the Assumed Contracts in accordance with and pursuant to the terms of the Purchase Agreement. Except for the Assumed Liabilities and the obligations under the Assumed Contracts, as provided in the Asset Purchase Agreement, Buyer shall not assume or be bound by any obligations or liabilities of Seller or any affiliate of Seller of any kind or nature, known, unknown, accrued, absolute, contingent or otherwise, whether now existing or hereafter arising.

         3. This Agreement, the representations, warranties and covenants hereunder and any sum which may become due by either Buyer or Seller hereunder are subject to all the terms, representations, warranties, covenants, indemnities and conditions contained in the Purchase Agreement.

         4. The Seller hereby covenants with the Buyer that the Seller shall, at all times after the date of this Agreement, do all acts and execute all documents as may be reasonably necessary or desirable to secure to the Buyer the full benefit of the interest, connection and custom of the Seller in the Business hitherto carried on by it free from all claims, charges, liens, encumbrances, equities and any adverse rights of any description.

         5. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

         6. This Agreement shall be construed under and governed by the internal laws of the State of New York without regard to its conflict of laws provisions. The preceding notwithstanding, the parties acknowledge that Seller's Business is situated in England and Wales and that, accordingly, the laws of England and Wales of a mandatory nature may apply to certain matters. To the extent necessary to give effect to the transfers and assignments hereunder under English law, the parties agree that this Agreement is also executed as a deed and that it is delivered upon dating it.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            PHARMACIA BIOTECH (BIOCHROM) LIMITED

                                            By: /s/ J.G. Lee
                                                [second signatory not legible]
                                               ---------------------------------
                                            Name:  J.G. Lee
                                            Title: Director

                                            BIOCHROM LIMITED

                                            By: /s/ David Green
                                               ---------------------------------
                                            Name:  David Green
                                            Title: Director

Signed as a deed by        )
PHARMACIA BIOTECH          )
(BIOCHROM) LIMITED         )                [signature not legible]
acting by:                 )                ------------------------------------
                                            Director

                                            ------------------------------------
                                            Director/Secretary

Signed as a deed by        )
BIOCHROM LIMITED           )                /s/ David Green
acting by:                 )                ------------------------------------
                                            Director
                                            /s/ Chane Graziano
                                            ------------------------------------
                                            Director/Secretary

                                  SCHEDULE 6.2

                                RELATED ENTITIES

Ealing Scientific LTD.
D/B/A Harvard Apparatus Canada
6010 Vanden Abeele
Saint-Laurent Quebec H4S-1R9
Canada

Harvard Apparatus S.A.R.L.
6 avenue des Andes
Minipare Bat 8
91952 LES ULIS CEDEX
France

Harvard Apparatus LTD.
Fircroft Way
Edenbridge Kent TN8 68E
England

Biochrom Limited
Cambridge Science Park
Milton Road
Cambridge CB4 4FJ
England

                                  SCHEDULE 6.4

                                   TRADE NAMES

i.       Trade Names & Styles

         Harvard Apparatus Inc.
         HAI Acquisition Corp.
         Guell LTD.
         Harvard Apparatus LTD.
         Ealing Scientific LTD.
         Harvard Apparatus Canada
         Harvard Apparatus S.A.R.L.
         Harvard Biosciences

ii.      Legal Names & Statuses

         Harvard Apparatus Inc.
         HAI Acquisition Corp.
         Guell LTD.
         Harvard Apparatus LTD.
         Ealing Scientific LTD.
         Harvard Apparatus S.A.R.L.

iii.     Entities/Parties From Whom Borrower Acquired Assets

         Welsh & Bailey Inc.
           formerly Harvard Apparatus Inc.
         Medical Systems Corporation of Greenvale New York

                                  SCHEDULE 6.5

                             LOCATIONS OF COLLATERAL

The following collateral are kept at other than the offices of the Borrower:

         A.       Original Stock Certificates:

                  Ealing Scientific LTD     17,500 shares
                  Harvard Apparatus LTD     35 shares
                  Biochrom Limited          [___] shares

         B.       Key Man Life Insurance Policies:

                  $1m      On Chane Graziano #00634149
                  $1m      On David Green    #00634151

                  Located in safe deposit box at:  Middlesex Bank
                                                   830 Washington Street.
                                                   Holliston, MA  01746

         C.       Tooling, Molds, Dies and Artwork:

                  Various items of above nature kept at vendors' location

                                  SCHEDULE 6.6

                                 TITLE TO ASSETS


         Leasetec Systems Credit has made precautionary UCC filings with respect to certain leased equipment.

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

         Indebtedness under Subordinated Debentures of the Borrower dated as of March 15, 1996 in an aggregate principal amount outstanding as of February 8, 1999 of $787,500.

                                  SCHEDULE 6.8

                               INSURANCE POLICIES

         The Borrower has the following insurance policies in place:

Key Man Life Insurance                    Lincoln Benefits Life Co.                 Chane Graziano #00634151
Key Man Life Insurance                    Lincoln Benefits Life Co.                 David Green #00634149
Automobile Insurance                      Arbella Mutual Ins. Co.                   #Q2N070654-00
Flood Insurance                           National Flood Ins. Co.                   #FL 1-6405-8902-2
Package Policy                            Chubb Ins. Group                          binder
Foreign Liability                         Chubb Ins. Group                          binder
Worker's Compensation                     Chubb Ins. Group                          # 7163-99-07
Commercial Umbrella                       Westchester Specialty Group               #CUA 102801-01
Crime/Fiduciary/Executive                 Chubb Ins. Group                          #8091-63-09-L
Business Travel Accident Ins.             AIG Life Ins. Co.                         # GTO804628
Customs Bond                              Roanoke Brokerage Serv. Co.               #0049601646/ser#1632552

                                  SCHEDULES 6.9

                                    LICENSES

The Borrower holds the following licenses for:

         The manufacture and sale of CPK products

         The manufacture and sale of Microdialysis Probes

         The sale of pumps under US patent "Infusion Pump for at least one syringe" #8394481

         The manufacture and sale of oxygen imaging products under US Patent #4,947,850

                                  SCHEDULE 6.17

                                   LITIGATION

15 Smith St.         Plaintiff alleges environmental contamination close to a
                     site once occupied by The Harvard Apparatus Company.
                     Harvard Apparatus, Inc. has no relation to The Harvard
                     Apparatus Company.

Marie-Francois       Plaintiff is a former employee of Harvard Apparatus
Lazzari              S.A.R.L. and is suing the company for wrongful termination.
(Pending)

Barry Cohen          The Borrower is suing for infringement of tradedress and
and Kent Scientific  unauthorized use of proprietary information.

                                  SCHEDULE 6.20

                              GOVERNMENT CONTRACTS


         The Borrower holds no Government Contracts other than those received in the ordinary course of business in the form of purchase orders. At the present time there are no such orders of a material amount.

                                  SCHEDULE 6.21

                        PATENTS TRADEMARKS & TRADE NAMES

A. The Borrower has the rights to the following Trademarks, trade names and patents:

       CPK            -        US Trademark
       STRONGHOLD     -        US Trademark
       Whole Rat      -        named owned
       Infusion Pump for at least 1 syringe - Patent Application #8-394441

       Oxymap         -        US Tradename
       Oxyspot        -        US Tradename

B. Biochrom Limited has the rights to the following trademarks, tradenames and patents:

    Registered trademarks:

       Biochrom* (Austria, Benelux, former Czechoslovakia, France, Germany, Hungary, Italy, Switzerland, former Yugoslavia)

       GeneQuant (Great Britain)
       Novaspec (Great Britain)
       Ultrospec (Denmark, France, Great Britain, India**, Japan)
       Ultropac (France)

    * registered owner is Pharmacia Biosystems GmbH. There are two agreements with a German company regarding use of the "Biochrom" name.

   **  registered owner is Pharmacia AB.


   Common law trademarks:

       UniSpec
       UViMaster
       UViMaster Plus
       UViMaster PC

   Copyrights:

       Common law copyrights in connection with legally protectable drawings, circuit diagrams, printed circuitboard layouts, photographs for printed circuitboard production, manuals, promotional materials and software developed by Seller.

                                  SCHEDULE 6.24

                           PAYMENTS TO RELATED PARTIES

         1. Interest and principle to Chane Graziano under sub debt and Series A Preferred Stock.

         2.  Intercompany Loans:

             a. Loan from Ealing Scientific LTD to Harvard Apparatus S.A.R.L. in the principal amount of $168,000.

             b. Loan from Harvard Apparatus LTD to Harvard Apparatus S.A.R.L. in the principal amount of $78,00.

             c. Loan from Harvard Apparatus, Inc. to Harvard Apparatus LTD in the principal amount of $80,000.

                                                                    Exhibit 5-10

DATED                                                                       1999
--------------------------------------------------------------------------------

(1)   BIOCHROM LIMITED

(2)   BROWN BROTHERS HARRIMAN & CO (AS AGENT)

(3)   BANKBOSTON N.A. (AS LENDER)

(4)   BROWN BROTHERS HARRIMAN & CO (AS LENDER)

--------------------------------------------------------------------------------

                            TRANCHE B LOAN AGREEMENT

                                 - relating to-

                 a US Dollar term loan facility of US$3,400,000

--------------------------------------------------------------------------------

                                    OLS WANG
                                  90 Long Acre
                                 London WC2E 9TT

                               Tel: 0171-208 8888
                               Fax: 0171-208 8800
                          email: olsmai1@olswang.co.uk

                               Ref: MPL/GDL/6866-1

                                    CONTENTS

Clause                                                                      Page

1.      DEFINITIONS AND INTERPRETATION ........................................1
2.      FACILITY .............................................................17
        2.1      Facility ....................................................17
        2.2      Commitments .................................................17
        2.3      Obligations several .........................................17
        2.4      Rights several ..............................................17
3.      PURPOSE ..............................................................17
        3.1      Purpose of the Term Loan Facility ...........................17
        3.2      Undertaking by the Borrower .................................18
        3.3      No Liability ................................................18
4.      CONDITIONS PRECEDENT .................................................18
        4.1      Conditions Precedent ........................................18
        4.2      Confirmation of Satisfaction ................................18
5.      [ILLEGIBLE] ..........................................................18
        5.1      Drawdown ....................................................18
        5.2      Conditions to the Advance ...................................18
        5.3      Drawdown Notice .............................................19
        5.4      Advance .....................................................19
        5.5      Cash Management .............................................19
6.      INTEREST .............................................................19
        6.1      Interest Rate ...............................................19
        6.2      Interest Periods ............................................19
        6.3      Default Interest ............................................19
        6.4      Calculation and Payment of Interest .........................20

        9.8      Grossing-up .................................................26
10.     SECURITY .............................................................29
        10.1     Security Documents ..........................................29
        10.2     Interest Rate Protection Agreements .........................29
        10.3     Release of Security on Disposals ............................29
11.     REPRESENTATIONS AND WARRANTIES .......................................30
        11.1     Representations and Warranties ..............................30
        11.2     Repetition ..................................................34
12.     UNDERTAKINGS .........................................................34
        12.1     Information Undertakings ....................................34
        12.2     Positive Undertakings .......................................36
        12.3     Negative Undertakings .......................................38
13.     DEFAULT ..............................................................41
        13.1     Default .....................................................41
        13.2     Acceleration, etc ...........................................44
14.     SET-OFF ..............................................................44
15.     FEES AND EXPENSES ....................................................45
        15.1     Expenses ....................................................45
        15.2     Documentary Taxes Indemnity .................................45
        15.3     VAT .........................................................45
        15.4     Indemnity Payments ..........................................46
16.     WAIVERS; REMEDIES CUMULATIVE .........................................46
17.     MISCELLANEOUS ........................................................46
        17.1     Severance ...................................................46
        17.2     Counterparts ................................................46
        17.3     Euro ........................................................46
        17.4     Sharing payments ............................................47
18.     THE AGENT AND THE LENDERS ............................................48
        18.1     Appointment of the Agent ....................................48
        18.2     Instructions of Majority Lenders ............................48
        18.3     Responsibility of the Agent .................................48
        18.4     Assessment of the Borrower ..................................49
        18.5     Default .....................................................49
        18.6     Information .................................................50
        18.7     The position of the Agent ...................................50
        18.8     Liability ...................................................50
        18.9     Indemnities .................................................50
        18.10    Compliance ..................................................51
        18.11    Changes of Agent ............................................51
        18.12    Amendment with Majority Lenders' consent ....................52
19.     TRANSFERS OF PARTICIPATIONS ..........................................52
        19.1     Novation by Transfer Certificate ............................52
        19.2     Effect of Transfer Certificate ..............................52
        19.3     Obligations prior to Transfer Certificate ...................53
        19.4     Signing of Transfer Certificate .............................53
        19.5     Administration Fee ..........................................53
        19.6     Protection of Agent .........................................53

        19.7     Notification ................................................54
        19.8     No liability of Existing Lender .............................54
        19.9     Information .................................................54
20.     NOTICES ..............................................................54
        20.1     Method ......................................................54
        20.2     Delivery ....................................................54
        20.3     Addresses ...................................................54
        20.4     Deemed Receipt ..............................................56
21.     ASSIGNMENTS AND TRANSFERS ............................................56
        21.1     Benefit of Agreement ........................................56
        21.2     Assignments and Transfers by the Borrower ...................56
        21.3     Assignments by Agent ........................................56
        21.4     Transfers by Agent ..........................................56
        21.5     Consequences of Transfer ....................................57
        21.6     Publicity ...................................................57
22.     INDEMNITIES ..........................................................57
        22.1     Breakage Costs Indemnity ....................................57
        22.2     Currency Indemnity ..........................................57
        22.3     General .....................................................58
23.     LAW ..................................................................58

 THE FIRST SCHEDULE
        Conditions Precedent .................................................59

 THE SECOND SCHEDULE
        Drawdown Notice ......................................................61

 THE THIRD SCHEDULE
        Transfer Certificate .................................................62

 THE FOURTH SCHEDULE
        Properties ...........................................................64

THIS AGREEMENT is made the         day of                        1999

BETWEEN:

(1) BIOCHROM LIMITED, a company incorporated in England and Wales with Company Registration No. 3526954 ("Borrower");

(2) BROWN BROTHERS HARRIMAN & CO in its capacity as agent (the "Agent") New York limited partnership, with offices at 40 Water Street, Boston, Massachusetts, as agent for the rateable benefit of the "Lenders", who are, at the date of this Agreement, those parties identified below as parties 3 and 4 below in this statement of parties;

(3) BANKBOSTON N.A., in its capacity herein as a "Lender", a national banking association, with its principal offices at [ILLEGIBLE] Street, Boston, Massachusetts; and

(4) BROWN BROTHERS HARRIMAN & CO., in its capacity herein as a "Lender", New York limited partnership, with offices at 40 Water Street, Boston, Massachusetts.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following words and expressions shall have the following meanings unless the context requires otherwise:

      "Accounting Principles"       the GAAP used in the preparation of the
                                    Business Plan;

      "Accounts":                   (i)     in relation to the Borrower, its
                                            audited and (if applicable)
                                            consolidated accounts (including all
                                            additional information and notes to
                                            the accounts) together with the
                                            relevant directors' report and
                                            auditors' report; and

                                    (ii)    in relation to any other Charging
                                            Group Company from time to time, its
                                            audited accounts (including all
                                            additional information and notes to
                                            the accounts) together with the
                                            relevant directors' report and
                                            auditors' report;

      "Acquisition Agreement"       the sale and purchase agreement dated on or
                                    before the date of this Agreement relating to the sale and purchase of the Target
                                    Assets and made between the Vendors and the Borrower;

      "Acquisition Costs"           those fees, commissions, costs and expenses
                                    properly incurred by the Borrower in
                                    relation to its acquisition of the Target
                                    Assets;

      "Acquisition Documents"       the Acquisition Agreement together with all
                                    Schedules 2.2(a), 2.10, 3.10, 3.12 and 3.22
                                    and Exhibits 7.1(g), 7.1(h), 7.1(i) and
                                    7.1(m);

      "Act"                         the Companies Act 1985;

      "Advance"                     the advance made or to be made to the
                                    Borrower under the Term Loan Facility;

      "Affiliate"                   in relation to a body corporate, any company
                                    in which that body corporate or any
                                    subsidiary or holding company or any
                                    subsidiary of any holding company of that body corporate holds 25% or more of the issued share capital giving the right to attend and vote at general meetings of Chat company;

      "Agent Security":             (i)      a Guarantee executed or to be
                                             executed by each Charging Group
                                             Company in favour of the Agent;

                                    (ii)     a Debenture executed or to be
                                             executed by each Charging Group
                                             Company in favour of the Agent;

                                    (iii)    any guarantee and any document
                                             creating security executed and
                                             delivered after the date of this
                                             Agreement as security for any of
                                             the obligations and liabilities of
                                             the Borrower and any other Group
                                             Company under any Financing
                                             Document;

      "Auditors"                    in relation to each Group Company, KPMG or
                                    any other firm of chartered accountants of internationally recognised standing that has been appointed as auditors of such Group
                                    Company;

      "Base Rate"                   the US$ base rate of the Agent from time to
                                    time;

      "Business Day"                a day (other than a Saturday or Sunday) on
                                    which banks and foreign exchange markets are open for business in London and Boston, Massachusetts;

      "Business Plan"               the business plan for the Group prepared by
                                    or on behalf of the Borrower comprising a document entitled "Executive Summary" dated
                                    27 October 1997 and an undated document
                                    entitled "Biochrom Growth Plan" describing the nature of, and prospects for, the Borrower's businesses and operations;

      "Certified Copy"              in relation to a document, a copy of that
                                    document bearing the endorsement "Certified a true, complete and accurate copy of the original, which has not been amended otherwise than by a document, a Certified
                                    Copy of which is attached hereto", which has been signed and dated by a duly authorised officer of the relevant company or by its solicitor on its behalf and which complies with that endorsement;

      "Change" in relation to the Agent any Lender (or any body corporate of which the Agent or any Lender is a Subsidiary), the introduction, implementation, repeal, withdrawal or change in, or in the interpretation or application (in each case occurring after the date of this Agreement) of:

                                    (i)      any law, regulation, practice or
                                             concession; or

                                    (ii)     any directive, requirement, request
                                             or guidance (whether or not having
                                             the force of law but if not having
                                             the force of law, one which applies
                                             generally to a class or category of
                                             financial institutions of which the
                                             Agent or such Lender (or that body
                                             corporate) forms part and
                                             compliance with which is in
                                             accordance with the general
                                             practice of those financial
                                             institutions) of the European
                                             Community, any central bank
                                             including the European Central
                                             Bank, the Board of Governors of the
                                             Federal Reserve System of the
                                             United States or any other United
                                             States authority or any other
                                             fiscal, monetary, regulatory or
                                             other authority in accordance with
                                             whose instructions the Agent and
                                             the Lenders and similar financial
                                             institutions customarily act;

      "Change of Control"           means a change of control of the Borrower
                                    and/or a Charging Group Company as defined in Section 840 of the Income and Corporation
                                    Taxes Act 1988;

      "Charging Group Companies"    the Borrower and each of its Subsidiaries
                                    which has granted, or is by the terms of this Agreement obliged to grant, a Guarantee and Debenture and "Charging Group Company" shall be construed accordingly;

      "Commitment"                  subject to Clause 2.3 as follows:

                                    --------------------------------------------
                                    Lender                 Dollar     Commitment
                                                         Commitment   Percentage
                                    --------------------------------------------
                                    Brown Brothers          1.7m          50%
                                    Harriman & Co.
                                    --------------------------------------------
                                    BankBoston N.A.,        1.7m          50%
                                    --------------------------------------------

      "Commitment Percentage"       as provided in the definition of Commitment
                                    above;

      "Completion"                  the completion of the sale and purchase of
                                    the Target Assets pursuant to the
                                    Acquisition Agreement;

      "Dangerous Materials"         any element or substance, whether consisting
                                    of gas, liquid, solid or vapour, identified by any Environmental Law to be, to have been, or to be capable of being or becoming, harmful to mankind or any living organism or damaging to the Environment;

      "Debenture"                   a debenture in the agreed form executed or
                                    to be executed in favour of the Agent (as security agent and trustee for the Lenders);

      "Deed of Assignment"          a deed of assignment of even date herewith
                                    made between the Parent and the Agent;

      "Default"                     any event specified as such in Clause 13.1;

      "Default Notice"              has the meaning given to that term in
                                    sub-clause 13.2.1;

      "Disclosure Letter"           has the meaning given to that term in the
                                    Acquisition Agreement;

      "Disposal"                    a sale, transfer or other disposal
                                    (including without limitation by way of
                                    lease or loan) by a person of all or part of its assets, whether by one transaction or a series of transactions and whether at the same time or over a period of time;

      "Distribution Agreement"      the distribution agreement entered into on
                                    or about the date hereof between the
                                    Borrower and Amersham Pharmacia AD:

      "Dollar Commitment"           as provided in the definition of Commitment
                                    above;

      "Drawdown Date"               the date on which the Advance is made, or is
                                    proposed to be made;

      "Drawdown Notice"             a notice substantially in the form set out
                                    in the Second Schedule hereto;

      "Encumbrance"                 any mortgage, charge, assignment by way of
                                    security, pledge, hypothecation, lien, right of set-off, retention of title provision, trust or flawed asset arrangement (for the purpose of, or which has the effect of, granting security) or any other similar security interest, or any agreement, whether conditional or otherwise, to create any of the same, or any agreement to sell or otherwise dispose of any asset on terms whereby such asset is or is intended to be leased to or reacquired or acquired by any Group Company;

      "Environment"                 all or any of the following media: air
                                    (including air within buildings or other structures and whether above or below ground); land (including buildings and any other structures or erections in, on or under it and any soil and anything below the surface of land); land covered with water;
                                    and water (including sea, ground and surface water);

      "Environmental Law"           any statutory or common law, treaty,
                                    convention, directive or regulation having legal or judicial effect whether of a criminal or civil nature, concerning:

                                    (i)      pollution or contamination of the
                                             Environment;

                                    (ii)     harm, whether actual or potential,
                                             to mankind and human senses, living
                                             organisms and ecological systems;

                                    (iii)    the generation, manufacture,
                                             processing, distribution, use
                                             (including abuse), treatment,
                                             storage, disposal, transport or
                                             handling of Dangerous Materials; or

                                    (iv)     the emission, leak, release or
                                             discharge into the Environment of
                                             noise, vibration, dust, fumes, gas,
                                             odours, smoke, steam, effluvia,
                                             heat, light, radiation (of any
                                             kind), infection, electricity or
                                             any Dangerous Material and any
                                             matter or thing capable of
                                             constituting a nuisance or an
                                             actionable tort of any kind in
                                             respect of such matters;

      "Final Repayment Date"        31 January 2002;

      "Finance Lease"               any lease which should be capitalised in
                                    accordance with GAAP;

      "Financial Year"              in relation to a company, has the meaning
                                    given to that expression in Section 223 of the Act;

      "Financing Documents"         each of this Agreement, the Tranche A Loan
                                    Agreement, the Interest Rate Protection
                                    Agreements and the Security Documents (and each of such agreements and documents being a Financing Document);

      "FRS" together with a number means the financial reporting standard issued by the Accounting Standards Board for application in England and Wales and identified by reference to that number;

      "GAAP" in relation to a company, accounting principles, concepts, bases and policies generally adopted and accepted in the jurisdiction of its incorporation;

      "Group" the Borrower, and each of its Subsidiaries both now and in the future and "Group Company" means any one of them;

      "Guarantee"                   a guarantee in the Agent's standard form
                                    executed or to be executed in favour of the Agent;

      "holding company"             has the meaning given in sections 736 and
                                    736(a) of the Act;

      "Indebtedness"                in relation to a person, its obligation
                                    (whether present or future, actual or
                                    contingent, as principal or surety) for the payment or repayment of money (whether in respect of interest, principal or otherwise) incurred in respect of:

                                    (i)      monies borrowed or raised;

                                    (ii)     any bond, note, loan stock,
                                             debenture or similar instrument;

                                    (iii)    any acceptance credit, bill
                                             discounting, note purchase,
                                             factoring or documentary credit
                                             facility;

                                    (iv)     the supply of any goods or services
                                             which is more than 45 days past the
                                             expiry of the period customarily
                                             allowed by the relative supplier
                                             after the due date except where the
                                             liability to pay the relevant
                                             supplier is being contested in good
                                             faith;

                                    (v)      any guarantee, bond, stand-by
                                             letter of credit or other similar
                                             instrument issued in connection
                                             with the performance of contracts;

                                    (vi)     any interest rate or currency swap
                                             agreement or any other hedging or
                                             derivatives instrument or agreement
                                             making allowance for any permitted
                                             netting of obligations;

                                    (vii)    any arrangement pursuant to which
                                             any asset sold or otherwise
                                             disposed of by that person is or is
                                             intended to be leased to or
                                             reacquired by a Group Company
                                             (whether following the exercise of
                                             an option or otherwise); or

                                    (viii)   (without double counting) any
                                             guarantee, indemnity or similar
                                             insurance against financial loss
                                             given in respect of the obligation
                                             of any person of a type arising
                                             under any of heads (i) to (vii)
                                             above;

      "Information Package":        the Business Plan;

      "Intellectual Property"       all patents, certificates of addition,
                                    supplementary certificates of addition,
                                    supplementary protection certificates, petty patents, utility models, plant variety rights (including applications for any of the foregoing and any improvement and any rewards or, extensions and rights to apply therefor in any part of the world), designs
                                    (whether registered or unregistered),
                                    copyrights (whether registered or
                                    unregistered, trade names, business names and brand names, knowhow, formulae, confidential information, trade secrets, computer software programs and systems, semi conductor chips, databases and any similar rights existing in any country (including the benefit of any licences or consents relating to any of the above) and all fees, royalties or other rights derived therefrom or incidental thereto in any part of the world;

      "Interest Date"               the date on which interest is payable in
                                    accordance with Clause 6 below;

      "Interest Rate Protection     each agreement entered into or to be entered
      Agreements"                   into between the Borrower and the Agent for
                                    the purpose of hedging the Borrower's
                                    interest rate liabilities in relation to all or any part of the Term Loan;

      "Interest Period"             each period determined in accordance with
                                    Clause 6 for the purpose of calculating
                                    interest on Advances or overdue amounts;

      "Lenders"                     BankBoston, N.A. and Brown Brothers Harriman
                                    & Co and each of its respective successors and assigns permitted in accordance with the terms of this Agreement and "Lender" shall be construed accordingly;

      "Lending Office"              the office set out under the Agent's and/or
                                    the Lender's name in Clause 20 or such other office in the United States through which the Agent maintains the Facility under this Agreement;

      "Loan"                        the aggregate outstanding amount of the
                                    Advance at any one time;

      "Loan Instalment"             has the meaning given to that term in Clause
                                    7.1;

      "Loan Instalment Repayment    has the meaning given to that term in Clause
      Date"                         7.1;

      "Majority Lenders"            at any time Lenders to which more than
                                    66 2/3 per cent. of the Loan are owing at such time or, if the Loan is not outstanding, Lenders whose Commitments then aggregate more than 66 2/3 per cent. of the aggregate of all Commitments (or, if all Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the aggregate of all Commitments immediately before such reduction to zero), save that where there shall only be two Lenders the Majority Lenders shall mean both of them together;

      "Margin"                      1 per cent. per annum;

      "Material Adverse Effect"     an event or series of events which have a
                                    material adverse effect on:

                                    (i)      the ability of any Charging Group
                                             Company to comply with its material
                                             obligations (which include for the
                                             avoidance of doubt any of its
                                             payment obligations) under any
                                             Financing Document; or

                                    (ii)     the financial condition of the
                                             Parent and its Subsidiaries taken
                                             as a whole;

      "Operating Budget"            in relation to the Group and the period
                                    starting not later than the date of this Agreement and ending on 31 December 1999, the Business Plan, and in relation to each successive 12 month period thereafter during the Security Period:

                                    (i)      a projected balance sheet; and

                                    (ii)     a projected profit and loss
                                             account;

                                    relative to each such period and on a month by month basis and with commentary prepared and approved by the board of directors of the Borrower drawing on the previous period's performance and forecast market conditions;

      "Operating Lease"             a hire agreement, conditional sale agreement
                                    or instalment sale and purchase agreement
                                    (other than a lease of real property) which is not a Finance Lease;

      "Parent" Harvard Apparatus, Inc. a Massachusetts corporation with its principal offices at 84 October Hill Road, Holliston, Massachusetts;

      "Party"                       a party to this Agreement;

      "Permitted Encumbrance":      (i)      any Encumbrance created under the
                                             Financing Documents;

                                    (ii)     any right of set-off or lien, in
                                             each case arising by operation of
                                             law or by contract in the ordinary
                                             course of its trading activities;

                                    (iii)    any retention of title to goods
                                             supplied to a Charging Group
                                             Company in the ordinary course of
                                             its trading activities;

                                    (iv)     any right of set-off over credit
                                             balances on bank accounts of
                                             Charging Group Companies arising in
                                             the ordinary course of the banking
                                             arrangements of the Borrower;

                                    (v)      any agreement entered into by a
                                             Charging Group Company in the
                                             ordinary course of its trading
                                             activities to sell or otherwise
                                             dispose of any asset on terms
                                             whereby that asset is or is
                                             intended to be leased to or
                                             reacquired or acquired by a
                                             Charging Group Company;

                                    (vi)     any Encumbrance over an asset of a
                                             company which becomes a Subsidiary
                                             of the Borrower (other than by
                                             reason of its incorporation) after
                                             the date of this Agreement, being
                                             an Encumbrance which is in
                                             existence at the time at which
                                             that company becomes such a
                                             Subsidiary but only if:

                                             (a)    that Encumbrance was not
                                                    created in contemplation of
                                                    that company becoming such a
                                                    Subsidiary;

                                             (b)    the principal amount secured
                                                    by that Encumbrance has not
                                                    been and shall not be
                                                    increased; and

                                             (c)    that Encumbrance is
                                                    discharged within six months
                                                    of the date on which that
                                                    company became such a
                                                    Subsidiary;

                                    (vii)    any Encumbrance over an asset
                                             acquired by a Charging Group
                                             Company after the date of this
                                             Agreement and subject to which that
                                             asset is acquired but only if:

                                             (a)    that Encumbrance was not
                                                    created in contemplation of
                                                    its acquisition by that
                                                    company;

                                             (b)    the amount secured by that
                                                    Encumbrance has not been
                                                    increased in contemplation
                                                    of, or since the date of.
                                                    its acquisition by that
                                                    company; and

                                             (c)    that Encumbrance is
                                                    discharged within six months
                                                    of the date of its
                                                    acquisition by that company;

                                    (viii)   the Subordinated Security;

                                    (ix)     any Encumbrance not otherwise
                                             permitted pursuant to
                                             sub-paragraphs (i) to (viii) above
                                             (inclusive) in respect of any
                                             assets not exceeding, in aggregate,
                                             (pound)10,000 in value;

      "Permitted Indebtedness"      (i)      Indebtedness under any Financing
                                             Document;

                                    (ii)     Indebtedness under any Finance
                                             Lease;

                                    (iii)    Indebtedness under any Operating
                                             Lease permitted by Clause 12.3.11;

                                    (iv)     Indebtedness of any Charging Group
                                             Company to the Parent or another
                                             Charging Group Company;

                                    (v)      Indebtedness of any Group Company
                                             to the extent it is the subject of
                                             a Guarantee and a Debenture;

                                    (vi)     Indebtedness referred to in
                                             subparagraph (iv) of the definition
                                             of Indebtedness where the liability
                                             to pay the relevant supplier is
                                             being contested in good faith;

                                    (vii)    the Subordinated Loan; and

                                    (viii)   Indebtedness not otherwise referred
                                             to in sub-paragraphs (i) to (vii)
                                             above (inclusive) in an aggregate
                                             principal amount not exceeding
                                             (pound)25,000 for the Group taken
                                             as a whole;

      "Potential Default"           [ILLEGIBLE] of materiality or the
                                    satisfaction of any other condition under Clause 13.1, would be a Default;

      "Properties"                  all freehold and leasehold properties listed
                                    in the Fourth Schedule hereto;

      "Quarter Date"                each of 1 February, 1 May, 1 August and 1
                                    November (save that in respect of the first
                                    Quarter Date hereunder it shall be 1 June
                                    1999);

      "Recognised Bank"             at any time:

                                    (a)      a person [ILLEGIBLE] defined in
                                             section 840A of the Income and
                                             Corporation Taxes Act 1988) and
                                             which is within the charge to UK
                                             corporation tax as regards any
                                             interest [ILLEGIBLE] it (as the
                                             case may be) under or in connection
                                             with this Agreement and any other
                                             Financing Documents; or

                                    (b)      if at any time section 349 and/or
                                             section 840A of the Income and
                                             Corporation Taxes Act 1938 (or a
                                             statutory reenactment or
                                             modification thereof, in
                                             substantially the same form and
                                             context as at the date hereof)
                                             shall not at any time continue in
                                             full force and effect a bank
                                             carrying on a bona fide banking
                                             business in the United Kingdom
                                             which is within the charge to UK
                                             corporation tax as regards any
                                             interest received or receivable by
                                             it under or in connection with this
                                             Agreement and any other Financing
                                             Documents; or

                                    (c)      a person who is resident (as such
                                             term is defined in the relevant
                                             double tax treaty) in a country
                                             which has a double tax treaty with
                                             the United Kingdom giving residents
                                             of that country an exemption from
                                             United Kingdom taxation on interest
                                             and does not carry on a trade or
                                             business in the United Kingdom
                                             through a permanent establishment
                                             with which the Term Loan Facility
                                             is effectively connected; or

                                    (d)      any other institution (not falling
                                             within paragraphs (a), (b) or (c)
                                             above) which has produced prior to
                                             the date on which interest is
                                             receivable by it hereunder a valid
                                             notice issued by the Inland Revenue
                                             directing that interest be paid by
                                             the Borrower without deduction of
                                             income tax;

      "Reservations"                the principle that equitable remedies are
                                    remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under the Limitation Act
                                    1980, the possibility that an undertaking to assume liability for or to indemnity against nonpayment of United Kingdom stamp duty may be voided defences of set-off or counterclaim and similar principles or the defence that a contractual provision amounts to a penalty;

      "Sale" the sale of the whole or substantially the whole of the assets and/or business and/or goodwill of the Borrower to a single purchaser or to one or more purchasers as part of a single or series or transactions;

      "Security Documents":         (i)      each and every Guarantee executed
                                             by a Charging Group Company;

                                    (ii)     each and every Debenture executed
                                             by a Charging Group Company;

                                    (iii)    the Subordination Agreement; and

                                    (iv)     any guarantee and any document
                                             creating security executed and
                                             delivered after the date of this
                                             Agreement as [ILLEGIBLE]
                                             liabilities of the Borrower and the
                                             other Group Companies under any
                                             Financing Document;

      "Security Period"             the period stalling on the date of this
                                    Agreement and ending on the date on which all of the obligations and liabilities of the Group Companies under each Financing
                                    Document and discharged in full and none of the Lenders has any continuing obligation in relation to the Facility;

      "SSAP" together with a number means the statement of standard accounting practice issued by the Institute of Chartered Accountants for application in England and Wales and identified by reference to that number;

      "Subordinated Lender"         the Parent;

      "Subordinated Loan"           all amounts outstanding under a loan in the
                                    principal amount of US$1,500,000 made by the Subordinated Lender to the Borrower on or about the date of this Agreement;

      "Subordinated Security"       the debenture granted by the Borrower to the
                                    Subordinated Lender dated on or about the date of this Agreement;

      "Subordination Agreement"     the deed of priority made or to be made
                                    between (1) the Borrower, (2) the Lenders and (3) the Subordinated Lender;

      "Subsidiary"                  a subsidiary within the meaning of Section
                                    736 of the Act;

      "Target Assets"               all of the assets to be acquired by the
                                    Borrower pursuant to the Acquisition
                                    Agreement;

      "Taxes" includes all present and future taxes, charges, imposts, duties, levies, deductions, withholdings or fees of any kind whatsoever, or any amount payable on account of or as security for any of the foregoing, by whomsoever on whomsoever and wherever imposed, levied, collected, withheld or assessed, together with any penalties, additions, fines, surcharges or interest relating thereto and "Tax" and "Taxation" shall be construed accordingly;

      "Term Loan Facility"          the US Dollar term loan facility referred to
                                    in sub-clause 2.1.1;

      "Term Loan Facility Limit"    subject to Clause 7, US$3,400,000;

      "Tranche A Loan Agreement"    the revolving credit facility agreement
                                    setting out the terms and conditions of a revolving credit facility in the amount of US$5,875,000 of even date herewith made available by the Agent to the Parent;

      "Transaction Documents"       in relation to the Parent and to a Group
                                    Company, each of the following documents to which it is a party: the Financing
                                    Documents, the Acquisition Documents and the Subordination Agreement;

      "Transfer Certificate"        a certificate in the forms or in the form
                                    substantially set out in the Third Schedule hereto;

      "VAT" value added tax as provided for in the Value Added Tax Act 1994 and legislation (or purported legislation and whether delegated or otherwise) supplemental to that Act or in any primary or secondary legislation promulgated by the European Community or any official body or agency of the European Community, and any tax similar or equivalent to value added tax imposed by any country other than the United Kingdom and any similar or turnover Tax replacing or introduced in addition to any of the same; and

      "Vendor" Pharmacia Biotech (Biochrom) Limited, a company incorporated in England under number 974213.

1.2   Words importing the singular shall include the plural and vice versa.

1.3 References to Clauses and Schedules are to be construed as references to the Clauses of, and Schedules to, this Agreement.

1.4 References to any document shall be construed as references to that document, as from time to time amended, varied, novated or supplemented, as the case may be.

1.5 References to any statute or statutory provision include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation from time to time made under the relevant statute.

1.6 References to a document being "in the agreed form" means that document the form and content of which has been approved by the Agent or which has been agreed and entered into by the Agent and the relevant parties.

1.7 References to "assets" shall include revenues and property and the right to revenues and property and rights of every kind, present, future and contingent and whether tangible or intangible (including uncalled share capital).

1.8 The words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

1.9 The words "other" and "otherwise" shall not be construed ejusdem generis with any foregoing words where a wider construction is possible.

1.10 References to a "person" shall be construed so as to include that person's assigns, transferees or successors in title and shall be construed as including references to an individual, firm, partnership, joint venture, company, corporation, body corporate, unincorporated body of persons or any state or any agency of a state.

1.11 Where there is a reference in this Agreement to any amount, limit or threshold specified in US Dollars, in ascertaining whether or not that amount, limit or threshold has been attained, broken or achieved, as the case may be, a non-US Dollars amount shall be counted on the basis of the equivalent in US Dollars of that amount using the Agent's relevant spot rate of exchange on the day on which such calculation is to be made.

1.12  Accounting terms shall be construed so as to be consistent with GAAP.

1.13  References to time are to Boston, Massachusetts time.

1.14 The headings in this Agreement are for convenience only and shall be ignored in construing this Agreement.

2.    FACILITY

2.1   Facility

      Subject to the terms of this Agreement the Lenders agree to make available to the Borrower a US Dollar Term Loan Facility in the maximum principal amount of US$3,400,000.

2.2   Commitments

      Subject to the terms and conditions of this Agreement:

      2.2.1 the Lenders agree to make available to the Borrower the Term Loan Facility up to the Term Loan Facility Limit; and

      2.2.2 each of the Lenders agree to participate in the Advance (in the same proportion to the amount of the Advance as its Commitment bears to the aggregate Commitments of all the Lenders) up to an aggregate maximum principal amount not exceeding its Commitment.

2.3   Obligations several

      The obligations of each Lender under this Agreement are several. Any failure of a Lender to perform any of its obligations under this Agreement shall not relieve any other Party hereto of any of its obligations hereunder. No Lender shall be responsible for the obligations of any other Lender under this Agreement.

2.4   Rights several

      The rights of the Agent and each of the Lenders against the Borrower under this Agreement are separate and independent rights. Subject to the terms and conditions of this Agreement, each Lender may separately protect and enforce its rights hereunder; and it shall not be necessary for any other Lender or the Agent to be joined as an additional party in any proceedings for such purpose.

3.    PURPOSE

3.1   Purpose of the Term Loan Facility

      The proceeds of the Term Loan Facility shall be used to pay:

      3.1.1 the consideration payable to the Vendor by the Borrower for the Target Assets purchased by it pursuant to the Acquisition Agreement; and

      3.1.2    the Acquisition Costs;

      and for no other purpose.

3.2   Undertaking by the Borrower

      The Borrower undertakes that it will only utilise the Term Loan Facility as permitted by this Clause 3.

3.3   No Liability

      The Agent shall not be concerned as to the use or application of the proceeds of the Advances or the use or applications of amounts made available under the Facility.

4.    CONDITIONS PRECEDENT

4.1   Confirmation Precedent

      Notwithstanding any other term of this Agreement, the Agent shall not be under any obligation to make the Facility available unless it has notified the Borrower that all thee conditions set out in the First Schedule hereto have been satisfied or waived on or prior to Friday, 12 February 1999 or such later date as the Agent may agree.

4.2   Confirmation of Satisfaction

      The Agent shall, at the request of the Borrower, certify whether or not any one or more of the conditions set out the First Schedule hereto have been satisfied or, as the case may be, waived.

5.    TERM LOAN FACILITY

5.1   Drawdown

      Subject to the other terms of this Agreement, the Term Loan Facility shall be drawndown in one Advance of US$3,400,000 at Completion when requested by the Borrower by means of a Drawdown Notice in accordance with Clause
      5.3. Drawdown of the Term Loan Facility shall take place on or before Friday, 12 February 1999 or such later date as the Agent may agree. If the Term Loan Facility is not drawndown by that date it shall be cancelled and shall cease to be available for utilisation.

5.2   Conditions to the Advance

      The obligation of the Agent to make available the Advance is subject to the conditions that on the date on which the relevant Drawdown Notice is given and on the relevant Drawdown Date:

      5.2.1 the representations and warranties in Clause 11 to be repeated on those dates are correct and will be correct immediately after the Advance is made;

      5.2.2 no Default or Potential Default has occurred and is continuing or would occur on the making of the Advance; and

      5.2.3 the Advance shall not, at any time, exceed the Term Loan Facility Limit.

5.3   Drawdown Notice

      5.3.1 When the Borrower wishes to draw down the Advance, it shall give a duly completed Drawdown Notice to the Agent to be received not later than 11.00 a.m. on the day prior to Drawdown Date.

      5.3.2 A Drawdown Notice shall be irrevocable and the Borrower shall be obliged to borrow in accordance with its terms.

5.4   Advance

      Subject to the terms of this Agreement, the Agent acting through its Lending Office shall make available to the Borrower on the Drawdown Date an amount equal to the Advance.

5.5   Cash Management

      The Agent may, at its option, require the Borrower to implement such cash management procedures as the Agent may require.

6.    INTEREST

6.1   Interest Rate

      Interest shall accrue on the Advance from and including the Drawdown Date up to and including the date the Loan is repaid in full at the rate determined by the Agent to be the aggregate of:

      6.1.1    the Margin; and

      6.1.2    Base Rate.

6.2   Interest Periods

      Interest will be payable on the Loan in arrears on each Quarter Date in each year any amount is outstanding. For the avoidance of doubt, the first Interest Date is 1 June 1999.

6.3   Default Interest

      6.3.1 If the Borrower fails to pay any amount payable under any Financing Document to which it is a party on the due date, it shall pay default interest on the overdue amount from the due date to the date of actual payment calculated by reference to successive Interest Periods at the rate per annum being the aggregate of:

               6.3.1.1  Base Rate plus 2 percent per annum; and

               6.3.1.2  the Margin.

      6.3.2 So long as the overdue amount remains unpaid, the default interest rate shall be recalculated in accordance with the provisions of this Clause 6,3 on the last day of each such Interest Period and any unpaid interest shall be compounded at the end of each Interest Period.

6.4   Calculation and Payment of Interest

      6.4.1 At the end of each Interest Period, the Agent shall notify the Borrower of the rate and amount of interest payable for the Interest Period (but in the case of any default interest calculated under Clause 6.3. any such notification need not be made more frequently than weekly). Each notification shall set out in reasonable detail the basis of computation of the amount of interest payable.

      6.4.2    Interest due from the Borrower under this Agreement shall:

               6.4.2.1 accrue from day-to-day at the rate calculated under this Clause 6:

               6.4.2.2 be calculated on the basis of the actual number of days elapsed and a 360 day year; and

               6.4.2.3  be payable both before and after judgment.

6.5   Agent's Determination

      The determination by the Agent of any interest payable under this Clause 6 shall be conclusive and binding on the Borrower except for any manifest error. If the Borrower reasonably believes that such determination is incorrect, the Agent shall as soon as reasonably practicable, provide in reasonable detail the basis of computation of such interest.

7.    REPAYMENT AND PREPAYMENT

7.1   Repayment of Loan

      The Borrower shall repay the Loan by payment to the Agent on each date set out in Column 1 below ("Loan Instalment Repayment Date") of the amount ("Loan Instalment") set out in Column 2 below opposite the relevant Instalment Repayment Date (so that the Loan is repaid in full on or before the Final Repayment Date):

            Column 1                             Column 2
            Instalment Repayment Date            Instalment ($)
            1 June 1999                            77,250
            1 August 1999                          77,250
            1 November 1999                        77,250
            1 February 2000                        77,250
            1 May 2000                            115,872
            1 August 2000                         115,576
            1 November 2001                       115,876
            1 February 2001                       115,876

            1 May 2001                            154,500
            1 August 2001                         154,500
            1 November 2001                       154,500
            31 January 2002                     2,164,000

7.2   Mandatory Prepayment on Sale

      7.2.1 Notwithstanding Clause 7.1 and this Clause 7.2. if so required by the Agent, on any date on which a Sale occurs ("Prepayment Date") the Loan shall be repaid in full and the Agent's obligations under this Agreement shall be [Illegible]

      7.2.2 The Borrower shall give the Agent at least 30 days' prior notice of the date upon which a Sale is proposed to occur.

7.3   Voluntary Prepayment of Loan

      7.3.1 The Borrower may, by giving the Agent not less than five days' prior notice, prepay the whole or part (but, if in part, in a minimum amount of US$100,000 and an integral multiple of US$25,000) of the Advance on an [Illegible].

      7.3.2 Any prepayment shall be made together with accrued interest on the amount prepaid and any amounts payable under Clause 22.1.

      7.3.3 Each prepayment of the relevant Loan under this Clause 7.3 shall be applied against the unpaid instalments in inverse order of maturity.

7.4   No Reborrowing of Loan

      Any amount repaid or prepaid in relation to the Loan may not be reborrowed and shall reduce the Term Loan Facility Limit by the amount so repaid or prepaid.

7.5   Change of Control

      Upon a Change of Control the Advance shall be repaid in full and the Agent's obligations shall be terminated and the Term Loan Facility Limit shall be reduced to zero.

8.    CHANGES IN CIRCUMSTANCES

8.1   Illegality

      If, after the date of this Agreement, it becomes illegal for the Agent or any Lender to maintain all or part of the Term Loan Facility or to continue to make available or fund the Loan, then:

      8.1.1    the relevant Lender shall notify the Borrower; and

      8.1.2    8.1.2.1  the affected part of the Term Loan Facility
                        shall be cancelled immediately and the affected part of the Term Loan Facility Limit shall be reduced accordingly; and

               8.1.2.2 the Borrower shall prepay to the Agent (on behalf of the Lenders) the affected part of the Loan (together with accrued interest on the amount prepaid and all other amounts owing to the Agent or the Lenders under this Agreement) not later than the latest date permitted by the relevant law.

      Any such prepayment under sub-clause 8.1.2.2 above shall be subject to Clause 22.1.

8.2   Increased Costs

      8.2.1 If, after the date of this Agreement, a Change occurs which causes an Increased Cost (as defined in sub-clause 8.2.3) to the Agent (or any Lender or any company of which the Agent or any Lender is a Subsidiary) then the Borrower shall pay (as additional interest) to the Agent or the relevant Lender within five Business Days of demand all amounts which the Agent certifies to be necessary to compensate the Agent or the relevant Lender (or any company of which the Agent or the Lender, as the case may be, is a Subsidiary) for the Increased Cost.

      8.2.2 Any demand made under sub-clause 8.2.1 shall set out in reasonable detail so far as is practicable the basis of computation of the Increased Cost.

      8.2.3 In this Clause 8.2 the following expressions shall have the following meanings:

               "Increased Cost"  any cost to, or reduction in the amount
                                 payable to, or reduction in the return on capital or regulatory capital achieved by, the Agent or any Lender (or any company of which the Agent or any Lender, as the case may be, is a Subsidiary) to the extent that it arises, directly or indirectly, as a result of the Change and is attributable to all or pan of the Facility or the Advance or the funding of the Advance including:

                                 (i)   any Tax Liability (other than Tax on
                                       Overall Net Income) incurred by the Agent or any Lender:

                                 (ii)  any changes in the basis or timing of
                                       Taxation of the Agent in relation to all or part of the Facility or the Advance or the funding of the Advance;

                                 (iii) the cost to the Agent or any Lender (or
                                       any company of which the Agent is a
                                       Subsidiary) of complying with, or the
                                       reduction in the amount payable to or
                                       reduction in the return on capital or
                                       regulatory capital achieved by the Agent
                                       (or any company of which the Agent or
                                       such Lender, as the case may be, is a
                                       Subsidiary) as a result of complying with any capital adequacy or similar requirements howsoever arising, including as a result of an increase in the amount of capital to be allocated to any Facility or of a change to the weighting of the commitment under any Facility or the Advance (but not, for the avoidance of doubt, penalties arising as a result of the Agent or any Lender failing so to comply); and

                                 (iv)  the cost to the Agent or any Lender of
                                       complying with any reserve, cash ratio,
                                       special deposit or liquidity requirements
                                       (or any other similar requirements).

               "Tax Liability"   in respect of any person:

                                 (i)   any liability or any increase in the
                                       liability of that person to make any
                                       payment of or in respect of Tax;

                                 (ii)  the loss of any relief, allowance,
                                       deduction or credit in respect of Tax
                                       which would otherwise have been available to that person;

                                 (iii) the setting off against income, profits
                                       or gains or against any Tax liability of any relief, allowance, deduction or credit in respect of Tax which would otherwise have been available to that person; and

                                 (iv) the loss or setting off against any Tax liability of a right to repayment of Tax which would otherwise have been available to that person.

                                       For the purposes of this definition of
                                       "Tax Liability", any question of whether or not any relief, allowance, deduction, credit or right to repayment of Tax has been lost or set-off, and if so, the date on which that loss or set off took place, shall be conclusively determined by the relevant person's Auditors.

               "Tax on Overall         in relation to the Agent or any Lender,
               Net Income"             Tax (other than Tax deducted or withheld
                                       from any payment) imposed on profits of
                                       the Agent or such Lender by the
                                       jurisdiction in which its Lending Office or its head office is situated.

      8.2.4 If the Borrower is required to pay any amount to the Agent or any Lender under this Clause 8.2, then, without prejudice to that obligation and so long as the circumstances giving rise to the relevant Increased Cost are continuing and subject to the Borrower giving the Agent not less than five Business Days' prior notice (which shall be irrevocable), the Borrower may prepay the Advance together with accrued interest on the amount prepaid. Any such prepayment shall be subject to Clause 22.1. On any such prepayment the Facility shall be automatically cancelled and the Term Loan Facility Limit shall each be reduced to zero.

8.3   Mitigation

      8.3.1 If any circumstances arise in respect of the Agent or any Lender which would, or upon the giving of notice would, result in the operation of Clauses 8.1, 8.2 or 9.8 to the detriment of the Borrower, then the Agent shall:

               8.3.1.1 promptly upon becoming aware of those circumstances and their results, notify the Borrower; and

               8.3.1.2 in consultation with the Borrower, take all such steps as it determines are reasonably open to it to mitigate the effects of those circumstances (including changing its Lending Office in the United States or consulting with the Borrower with a view to transferring some or all of its rights and obligations under this Agreement to another Agent or other financial institution acceptable to the Borrower) in a manner which will avoid the circumstances in question and on terms acceptable to the Borrower and the Agent or such Lender

               Provided That the Agent or such Lender shall not be obliged to take any steps which in its opinion would or might have an adverse effect on its business or financial condition or the management of its Tax affairs or cause it to incur any material costs or expenses.

      8.3.2 Nothing in this Clause 8.4 shall limit, reduce, affect or otherwise qualify the rights of the Agent or the Lenders or the obligations of the Borrower under Clauses 8.1, 8.2 and 9.8.

8.4   Certificates

      The certificate or notification of the Agent as to any of the matters referred to in this Clause 8 shall be in reasonable detail and shall be conclusive and binding on the Borrower except for any manifest error.

9.    PAYMENTS

9.1   Funds

      All payments under this Agreement shall be made for value on the due date in freely transferable and readily available funds.

9.2   Payments

      9.2.1 Each payment to the Borrower shall be made to the account of the Borrower specified in the Drawdown Notice.

      9.2.2 Each payment to the Agent shall be made as directed by the Agent from time to time.

9.3   Business Days

      If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

9.4   Currency

      All payments relating to costs, losses, expenses or Taxes shall be made in the currency in which the relative costs, losses, expenses or Taxes were incurred. Any other amount payable under this Agreement shall, except as otherwise provided, be made in US Dollars.

9.5   Accounts as Evidence

      The Agent shall maintain in accordance with its usual practice an account which shall, as between the Borrower and the Agent, be prima facie evidence of the amounts from time to time advanced by, owing to, paid and repaid to the Agent under this Agreement.

9.6   Partial Payments

      9.6.1 If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under this Agreement, the Agent shall apply that payment towards the obligations of the Borrower in the following order:

               9.6.1.1 First, in or towards payment of any unpaid costs and expenses of the Agent under this Agreement.

               9.6.1.2 Second, in or towards payment of any accrued interest due by the Borrower but unpaid under this Agreement.

               9.6.1.3 Third, in or towards payment of any principal due by the Borrower but unpaid under this Agreement.

               9.6.1.4. Fourth, in or towards payment of any other sum due by the Borrower but unpaid under the Financing Documents.

      9.6.2    The Agent may vary the order set out in sub-clauses 9.6.1.1 to
               9.6.1.4 and shall give notice of any such variation to the Borrower.

      9.6.3 Sub-clauses 9.6.1 and 9.6.2 shall override any appropriation made by the Borrower.

9.7   Set-off and Counterclaim

      All payments by the Borrower under this Agreement shall be made without set-off or counterclaim.

9.8   Grossing-up

      9.8.1 Subject to sub-clause 9.8.2, all sums payable to the Agent and the Lenders pursuant to or in connection with any Financing Document shall be paid in full, free and clear of all deductions or withholdings whatsoever except only as may be required by law for and on account of any Taxes.

      9.8.2 If any deduction or withholding for an on account of any Taxes is required [Illegible] borrower shall:

               9.8.2.1 ensure or procure that the deduction or withholding is made and that it does not exceed the maximum legal requirement therefor,

               9.8.2.2 pay, or procure the payment of, the full amount deducted or withheld to the relevant Taxation or other authority in accordance with the applicable law:

               9.8.2.3 increase the payment in respect of which the deduction or withholding is required so that the net amount received by the Agent or any Lender, as the case may be, after the deduction or withholding (and after taking account of any further deduction or withholding which is required to be made as a consequence of the increase) shall be equal to the amount which the Agent or such Lender would have been entitled to receive in the absence of any requirement to make any deduction or withholding; and

               9.8.2.4 promptly deliver or procure the delivery to the Agent of receipts evidencing each deduction or withholding which has been made.

      9.8.3 The Borrower shall not be required to pay an additional amount under this Clause 9.8 if the payment in respect of which the deduction or withholding is required is a payment of interest on the Advance and:

               9.8.3.1 at the time the Advance was made, the Agent or the relevant Lender was not a Recognised Bank otherwise than as a consequence of a Change occurring after the dare of this Agreement (and the obligation to deduct or withhold would not have arisen if that Advance had been made by a Recognised Bank); or

               9.8.3.2 at the time when the interest is paid, the Agent or the relevant Lender is not beneficially entitled to the interest or, being beneficially entitled to the interest, the Agent or the relevant Lender is neither within the charge to United Kingdom corporation tax as respects interest otherwise than as a consequence of a Change occurring after the date of this Agreement (and the obligation to deduct or withhold would not have arisen if the Agent or the relevant Lender had been a Recognised Bank) nor a person within paragraph (c) or
                        (d) of the definition of "Recognised Bank" otherwise than as a consequence of a Change occurring after the date of this Agreement (and the obligation to deduct or withhold would not have arisen if the Agent or the relevant Lender had been such a person);

      and each Lender falling within paragraph (c) or (d) of the definition of "Recognised Bank" undertakes that:

                        (i) it shall promptly initiate an application pursuant to the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488) for a direction to the Borrower from the Inland Revenue not to deduct income tax from interest payable on the Advance by completing a form FD 13 (or such other or additional form as is from time to time applicable) and lodging it with the relevant tax authority in the jurisdiction in which it is resident for the purposes of the relevant double tax treaty ("the overseas tax authority") and (unless the form is sent directly by the overseas tax authority to the Inland Revenue) upon its return from the overseas tax authority procure that the form is expeditiously delivered to the Borrower tar transmission to the appropriate branch of the Financial Intermediaries and Claims Office of the Inland Revenue ("FICO") or other appropriate branch of the Inland Revenue;

                        (ii) it shall keep the Borrower informed as to the progress of the application referred to in paragraph (i) above; and

                        (iii) it shall deal in a timely manner with any request
                              for information relating to the application made by the overseas tax authority, the Inland Revenue and any such reasonable request by or on behalf of the Borrower and shall do all reasonable things and take all reasonable steps to expedite the progress of the application;

               and the Borrower agrees that it shall upon receipt of the application form pursuant to paragraph (i) above properly complete it and transmit it to FICO, keep the Agent and the Lenders fully informed as to the progress of the application and deal in a timely manner with any request for information relating to the application made by FICO or the overseas tax authority and any such reasonable request made by or on behalf of the Agent or the Lenders and shall do all reasonable things and take all reasonable steps to expedite the progress of the application.

      9.8.4 If the Agent or the relevant Lender determines, in its absolute discretion, that it has received, realised, utilised and retained a Tax benefit by reason of any deduction or withholding in respect of which the Borrower has made an increased payment under this Clause 9.8, the Agent or the relevant Lender shall, provided that it has received all amounts which are then due and payable by the obligors under any Financing Document, pay to the Borrower (to the extent that the Agent or the relevant Lender can do so without prejudicing the amount of the benefit or repayment and the right of the Agent or the relevant Lender to obtain any other benefit, relief or allowance which may be available to it) such amount, if any, as the Agent or the relevant Lender, in its absolute discretion shall determine, will leave the Agent or the relevant Lender in no worse position than it would have been in if the deduction or withholding had not been required, provided that:

               9.8.4.1 the Agent or the relevant Lender shall have an absolute discretion as to the time at which and the order and manner in which it realises or utilises any Tax benefit and shall trot be obliged to arrange its business or its Tax affairs in any particular way in order to be eligible for any credit or refund or similar benefit;

               9.8.4.2 the Agent or the relevant Lender shall not be obliged to disclose any information regarding its business, Tax affairs or Tax computations; and

               9.8.4.3 if the Agent or the relevant Lender has made a payment to the Borrower pursuant to this sub-clause 9.8.4 on account of any Tax benefit and it subsequently transpires that the Agent or the relevant Lender did not receive that Tax benefit, or received a lesser Tax benefit, the Borrower shall, on demand, pay to the Agent or the relevant Lender such sum as the Agent or the relevant Lender may determine as being necessary to restore its after-tax position to that which it would have been had no adjustment under this sub-clause 9.8.4 been made. Any sums payable by the Borrower to the Agent or the relevant Lender under this sub-clause 9.8.4 shall be subject to Clause 22.1.

      9.8.5 The Agent or the relevant Lender shall not be obliged to make any payment under sub-clause 9.8.4 if, by doing so, it would contravene the terms of any applicable law or any notice, direction or requirement of any governmental or regulatory authority (whether or not having the force of law).

      9.8.6 If the Borrower is required to make an increased payment for the account of the Agent or the relevant Lender under sub-clause 9.8.2, then, without prejudice to that obligation and so long as such requirement exists and subject to the Borrower giving the Agent not less than 10 days' prior notice (which shall be irrevocable), the Borrower may prepay all the Advances together with accrued interest on the amount prepaid. Any such prepayment shall be subject to Clause 22.1. On any such prepayment the Facility shall be automatically cancelled, and the Term Loan Facility Limit shall be reduced to zero.

10.   SECURITY

10.1  Security Documents

      The obligations and liabilities of the Borrower to the Agent under the Financing Documents shall be secured by the interests and rights granted in favour of the Agent as security agent and trustee for the Lenders under the Security Documents.

10.2  Interest Rate Protection Agreements

      All obligations and liabilities of the Borrower to the Agent under or in connection with any Interest Rate Protection Agreement shall be treated, for all purposes (other than Clauses 9.6 and 15.1), as obligations and liabilities incurred under this Agreement and, for the avoidance of doubt, the Borrower's obligations and liabilities under any Interest Rate Protection Agreement shall be secured obligations and liabilities under the Security Documents and for such purposes any reference in any Security Document to the Agent shall be deemed to include the Agent as a party to the relevant Interest Rate Protection Agreements.

10.3  Release of Security on Disposals

      In respect of any Disposal made by a Charging Group Company which falls within sub-clause 12.3.2, the Agent shall on the completion of that Disposal release, at the cost and expense of the relevant Charging Group Company, from the Security Documents, the assets which are the subject of that Disposal but, in relation to a Disposal which falls within sub-clause 12.3.2.2), only if the Agent is reasonably satisfied that it will receive security over the asset purchased with the Disposal proceeds of the released asset equivalent to that which attached to the released asset immediately prior to its release from the Security Documents.

11.   REPRESENTATIONS AND WARRANTIES

11.1  Representations and Warranties

      The Borrower represents and warrants to the Agent and to each Lender that:

      11.1.1   Status

               The Company was incorporated on 13th March 1998 and as of the date immediately prior to the completion of the Acquisition Agreement had no assets or liabilities and had not traded (except as contemplated by, or otherwise in connection with this Agreement and the other Transaction Documents and the transactions contemplated by this Agreement and the other Transaction Documents). Each Charging Group Company is a limited company duly incorporated under the laws of its own jurisdiction and possesses the capacity to sue and be sued in its own name and has the power to carry on its business and to own its property and other assets.

      11.1.2   Powers and Authority

               Each Charging Group Company has power to execute, deliver and perform [Illegible] transactions contemplated by those documents and all necessary corporate, shareholder and other action has been or will be taken to authorise the execution, delivery and performance of the same.

      11.1.3   Binding Obligations

               Subject to the Reservations, the obligations of each Charging Group Company under the Transaction Documents constitute its legal, valid, binding and enforceable obligations.

      11.1.4   Contraventions

               The execution, delivery and performance by each Charging Group Company of the Transaction Documents does not:

               11.1.4.1 contravene any applicable law or regulation or any order of any governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it;

               11.1.4.2 conflict with or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or any licence or other authorisation to which it is subject or by which it or any of its property is bound; or

               11.1.4.3 contravene or conflict with the provisions of its memorandum and articles of association.

      11.1.5   Insolvency

               No Group Company has taken any action nor have any steps been taken or legal proceedings been started or threatened against it for winding-up, dissolution or reorganisation (other than a solvent winding-up for the purposes of reconstruction or amalgamation to which the Agent consents), other than a winding-up petition which is proved to the satisfaction of the Agent to be frivolous or vexatious and which is, in any event, discharged within 14 days of the presentation and before it is advertised, the enforcement of any Encumbrance over its assets or for the appointment of a receiver, administrative receiver, or administrator, trustee or similar officer of it or of any of its assets.

      11.1.6   No Default

               No Group Company is (nor would be with any of the giving of notice, the lapse of time, the determination of materiality, or the satisfaction of any other condition) in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets in a manner or to an extent which would be reasonably likely to have a Material Adverse Effect.

      11.1.7   Litigation

               No action, litigation, arbitration or administrative proceeding has been commenced other than that which is proved to the satisfaction of the Agent to be frivolous or vexatious and which is, in any event, discharged within 14 days, or, to the best of the Borrower's information, knowledge and belief, is pending or threatened, against any Group Company which is reasonably likely to be determined against the relevant Group Company and which, if decided adversely, would exceed (pounds)25,000 nor is there subsisting any unsatisfied final judgment or award given against any of them by any court, arbitrator or other body (which is not the subject of appeal).

      11.1.8   Accounts

               Each of the latest Accounts of each Charging Group Company required to be delivered under sub-clause 12.1.1 is prepared in accordance with GAAP and gives a true and fair view of the financial position of the relevant company as at the date to which they were prepared and for the Financial Year of that company then ended.

      11.1.9   Encumbrances

               No Encumbrance other than a Permitted Encumbrance exists over all or any part of the assets of any Group Company.

      11.1.10  No Encumbrances Created

               The execution of the Financing Documents by the Charging Group Companies and the exercise of each of their respective rights and the performance of each of their respective obligations under the Financing Documents will not result in the creation of, or any obligation to create, any Encumbrance (other than a Permitted Encumbrance) over or in respect of any of their assets.

      11.1.11  Authorisations

               Other than the registration of particulars of the Security Documents at the Companies Registration Office pursuant to
               Section 395 of the Act, registrations at the Land Registry and the Trade Marks Registry, the giving of notice in respect of any contracts being assigned, the stamping of the Acquisition Documents, all authorisations, approvals, licenses, consents, filings, registrations, payment of duties or taxes and notarisations:

               11.1.11.1 required and material for the conduct of the business, trade and ordinary activities of each Group Company;

               11.1.11.2 required for the performance and discharge of the obligations of each Group company under the Financing Documents to which it is a party; and

               11.1.11.3 required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Financing Documents to which each Group Company is a party are in full force and effect.

      11.1.12  Taxes

               Each Group Company has complied in all material respects with all Taxation laws in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it and no claims are being asserted against it in respect of Taxes except for assessments in relation to the ordinary course of its business or claims contested in good faith and in respect of which adequate provision has been made and disclosed in the latest Accounts or other information delivered to the Agent under this Agreement.

      11.1.13  Information Package

               To the best of the Borrower's information, knowledge and belief:

               11.1.13.1 the factual information contained in the Information Package was, at the date of the relevant report or document, true and accurate in all material respects and not misleading in any material respect, there are no other facts the omission of which would make any fact or statement in the Information Package misleading in any material respect and nothing has occurred which would render any material fact or statement in the Information Package untrue or misleading in any material respect; and

               11.1.13.2 all estimates, forecasts and projections contained or referred to in the Information Package, and all assumptions and presumptions upon the basis of which the same were made, were fair and reasonable at the time they were made, and nothing has occurred since the date the same were made which would necessitate a material revision to any of those estimates, forecasts or projections in order for them to be fair and reasonable.

      11.1.14  Accounting Reference Date

               Save in relation to companies becoming Group Companies after the date hereof where such companies have different accounting reference periods but which shall be changed to 31 December by the relevant Group Company as soon as is practicable and tax efficient the accounting reference date of each Group Company is 31 December.

      11.1.15  Corporate Structure

               Immediately prior to Completion, the Borrower has and has had no Subsidiaries.

      11.1.16  Disclosures

               There is no disclosure made in the Disclosure Letter or any other disclosure to the Acquisition Documents or the Investment Agreement which has or may have a material and adverse effect on any of the material information, prospects, estimates, forecasts and projections contained or referred to in the Information Package.

      11.1.17  Environmental

               Each Group Company has and has at all times complied with all applicable Environmental Law, non-compliance with which would be reasonably likely to have a Material Adverse Effect, every consent, authorisation, licence or approval required under or pursuant to any Environmental Law by each Group Company in connection with the conduct of its business and the ownership, use, exploitation or occupation of its assets the absence or lack of which would be reasonably likely to have a Material Adverse Effect, has been obtained and is in full force and effect, there has been no default in the observance of the conditions and restrictions (if any) imposed in, or in connection with, any of the same which default would be reasonably likely to have a Material Adverse Effect, and, to the best of the Borrower's information, knowledge and belief, no circumstances have arisen:

               11.1.17.1 which would entitle any person to revoke, suspend, amend, vary, withdraw or refuse to amend any of the same; or

               11.1.17.2 which might give rise to a claim against any Group Company which would be reasonably likely to have a Material Adverse

                          Effect having regard to the cost to that Group Company of meeting such a claim.

      11.1.18  Year 2000 Compliance

               The computer systems of each Group Company are, or can be made to be within 12 months of the date of this Agreement year 2000 compliant.

11.2  Repetition

      The representations and warranties set out in Clause 11.1 shall survive the execution of this Agreement and shall be deemed to be repeated as follows:

      11.2.1 Each of the said representations and warranties shall be deemed to be repeated on the first Drawdown Date.

      11.2.2 Each of the representations and warranties in sub-clauses 11.1.1, 11.1.2, 11.1.3, 11.1.4 and 11.1.8 shall be repeated on each
               Quarter Date in each year in which any amounts remain outstanding under this Agreement in each case, as if made with reference to the facts existing at the time of repetition.

12.   UNDERTAKINGS

12.1  Information Undertakings

      The Borrower undertakes that during the Security Period it shall, unless the Agent otherwise agrees:

      12.1.1   Accounts

               As soon as the same become available (and in any event within 120 days after the end of each of its Financial Years), deliver to the Agent the Accounts for each such Financial Year of each Charging Group Company together with:

               12.1.1.1   to the extent not delivered pursuant to this Clause
                          12.1.1 the unconsolidated profit and loss account for the Borrower for each such Financial Year and

               12.1.1.2 a copy of the management letter (if any) addressed by the Auditors to the directors of each such company in connection with its auditing of the relevant Accounts as soon as reasonably practicable after receipt of the letter by such company.

      12.1.2   Information on Request

               Promptly following the Agent's request, provide from time to time to the Agent such other information, estimates, forecasts or projections in relation to any Group Company and any of their respective businesses, assets, financial condition, ownership or prospects as the Agent may from time to time reasonably require.

      12.1.3   Operating Budgets

               12.1.3.1 Provide to the Agent (in a format acceptable to the Agent) an Operating Budget for each of its Financial Years during the Security Period, not less than 30 days prior to the start of each such Financial Year, together with a comparison of the information, estimates, forecasts and projections contained in such budget with the actual out-turn in the previous Financial Year (and to the extent relevant figures are not available to the forecast for such Financial
                          Year).

               12.1.3.2 If any Group Company shall determine that any of the estimates, forecasts or projections made in relation to any of its Financial Years should be different in any material and adverse respect from those set out in the then current Operating Budget (or any substitution therefore subsequently made and agreed by the Agent), provide to the Agent revised estimates, forecasts or projections in respect of any part of each such Financial Year and such revised estimates, forecasts or projections shall apply immediately following their approval by the boards of directors of the relevant company and the Borrower.

      12.1.4   GAAP

               Ensure that all Accounts submitted to the Agent in respect of any Charging Group Company have been prepared in accordance with GAAP.

      12.1.5   Default, Litigation, etc.

               Promptly, upon becoming aware of the same, notify the Agent of:

               12.1.5.1   any Default or Potential Default;

               12.1.5.2 any litigation, arbitration or administrative proceeding commenced against any Group Company involving a potential liability of any Group Company exceeding (pound)25,000;

               12.1.5.3 any Encumbrance (other than a Permitted Encumbrance) attaching to any of the assets of any Group Company;

               12.1.5.4 any notice, order, direction, requisition, permission or other like matter whatsoever issued by any landlord or any competent local or government authority or department to any Group Company relating to the Properties the effect of which would be reasonably likely to have a Material Adverse Effect; and

               12.1.5.5 any other occurrence relating to a Group Company (including any third party claim or liability) which would be reasonably likely to have a Material Adverse Effect.

12.2  Positive Undertakings

     The Borrower undertakes that during the Security Period it shall, and it shall procure that each Group Company shall, unless the Agent otherwise agrees in writing:

      12.2.1   Pay Taxes

               Pay and discharge all Taxes and governmental charges payable by or assessed upon it prior to the date on which the same become overdue unless, and only to the extent that, such Taxes and charges shall be contested in good faith by appropriate proceedings, pending determination of which payment may lawfully be withheld, and there shall (if the Auditors so advise) be set aside adequate reserves with respect to any such Taxes or charges so contested in accordance with GAAP.

      12.2.2   Insurance

               12.2.2.1 Cause all buildings, trade and other fixtures and all plant, machinery, vehicles, computers and office and other equipment and all stock-in-trade forming part of its assets to be insured and to be kept insured and cause the Group Companies to take out and maintain product liability and recall insurance at all times in such insurance office of repute, as shall have been selected by the Borrower or with Lloyd's underwriters, in each case, in such amounts and against such risks on the equivalent basis as insurances are maintained by prudent companies carrying on businesses comparable with that of the Group and on a comparable scale as regards the property and assets insured, the insured risks and the classes of risk to be covered and the amount of the insurance cover.

               12.2.2.2 Cause the interest of the Agent in all such assets that are for the time being insured otherwise than in the joint names of the Agent and the Borrower to be noted by endorsement on the policy or policies of insurance relating thereto.

               12.2.2.3 Duly and punctually pay all premiums and other monies due and payable under all such insurances as aforesaid and promptly upon request by the Agent produce to the Agent the premium receipts or other evidence of the payment thereof.

               12.2.2.4 As soon as practicable after receiving a written request from the Agent deposit all policies and other contracts of insurance rotating to its assets or any part thereof with the Agent or produce the same to the Agent for inspection.

               12.2.2.5 If default shall be made by the Borrower in complying with this sub-clause 12.2.2 the Agent may, but shall not be obliged, to effect or renew any such insurance as is mentioned in this sub-clause either in its own name or in its name and that of the Borrower jointly or in the name of the Borrower with an endorsement of the Agent's interest and all the monies expended by the Agent on so effecting or renewing any such insurance shall be reimbursed by the Borrower to the Agent on demand by the Agent.

      12.2.3    Authorisations

                Obtain, maintain and comply with the terms of any authorisation, approval, licence, consent, exemption, clearance, filing or registration:

                12.2.3.1 which is required and is material for the conduct of its business, trade and ordinary activities and the failure of which to obtain would have a Material Adverse Effect; and

                12.2.3.2 required to enable it to perform its obligations under, or for the validity, enforceability or admissibility in evidence of, any Financing Document to which it is a party.

      12.2.4    Access

                Upon reasonable notice being given to the Borrower by the Agent, permit the Agent and any person (being an accountant, auditor, solicitor, value or other professional adviser of the Agent) authorised by the Agent to have, at all reasonable times during normal business hours, access to the property, premises and accounting books and records of any Group Company and to the officers of any Group Company.

      12.2.5    Delivery of Declarations, etc.

                Within any relevant period laid down in any applicable statute, law or regulation make all necessary declarations and deliver all necessary forms and documents required to be delivered to, filed with or registered with any United Kingdom governmental, statutory or other body or agency by it in connection with the Transaction Documents to which it is a party and any of the transactions contemplated under such Transaction Documents.

      12.2.6    Compliance with Environmental Law

                Comply in all material respects with Environmental Law where failure to do so would have a Material Adverse Effect.

      12.2.7    Dangerous Materials

                Ensure that all Dangerous Materials treated, kept and stored, produced, manufactured, generated, refined or used from, in, upon, or under any of the real property owned by a Group Company are held and kept upon such real property in such a manner and up to such standards as they would be kept by a prudent company carrying on the same trade as that Group Company.

      12.2.8    Protection of Rights Under the Acquisition Documents

                Take all reasonable and practical steps to preserve and enforce its rights arising under any Acquisition Document.

      12.2.9    Year 2000 Compliance

                Use all reasonable endeavours to procure that any potential adverse affect of the occurrence of the year 2000 on its computer and other systems will be remedied within 12 months of the date of Completion.

      12.2.10   Change of Ownership

                Immediately notify the Agent of any change in the ownership of any shares in the issued share capital of the Borrower.

      12.2.11   Intellectual Property

                Use all reasonable endeavours to protect and preserve its Intellectual Property where failure to do so would have a Material Adverse Effect,

12.3  Negative Undertakings

      The Borrower undertakes that during the Security Period it shall not, and it shall procure that none of the Group Companies shall, unless the Agent otherwise agrees:

      12.3.1    Negative Pledge

                Create or permit to subsist any Encumbrance over any of its assets other than Permitted Encumbrances.

      12.3.2    Disposal of Assets

                Make a Disposal other than:

               12.3.2.1   in the ordinary course of its trading activities;

               12.3.2.2 where the proceeds of the Disposal are used within three months of that Disposal for the purchase of an asset which is to be used for the same purposes as the asset the subject of that Disposal;

               l2.3.2.3 a Disposal of an asset which is obsolete for the purpose for which such asset is normally utilised;

               12.3.2.4 a Disposal to a Charging Group Company or to the Parent;

               12.3.2.5 a Disposal of cash on terms not otherwise prohibited by this Agreement; or

               12.3.2.6 a Disposal (other than of any shares in any Subsidiary) on arms length terms where the aggregate value of the assets the subject of a Disposal by Group Companies other than in accordance with sub-clauses
                          12.3.2.1 to 12.3.2.5 above in any Financial Year of the Borrower does not exceed (pound)25,000 (for the purposes of this sub-clause, the value of any asset shall be the greater of its book value and the consideration received for it).

      12.3.3    Change of Business

                Other than expansion of the business as contemplated in the Business Plan make any substantial change to the general nature of the business of the Group as a whole from that carried on at the date of this Agreement.

      12.3.4    Mergers

                Enter into any amalgamation, demerger, merger or reconstruction in any circumstances or enter into any joint venture (where the aggregate investment in respect of all such joint ventures exceeds (pound)50,000) or partnership agreement without the consent of the Agent, such consent not to be unreasonably withheld or delayed.

      12.3.5    Fees

                Pay any fees or commissions to any person other than:

               12.3.5.1 on arms length terms and for the purpose of and in the ordinary course of its trade; or

               12.3.5.2 fees incurred in connection with the Acquisition of the Target Assets.

      12.3.6    Loans

                Make any loans or grant any credit to or for the benefit of any person, other than:

               12.3.6.1 amounts of credit allowed by the relevant company in the normal course of its trading activities;

               12.3.6.2 loans made by one Charging Group Company to the Parent or to other Charging Group Companies; or

               12.3.6.3 loans made by a Charging Group Company to its employees where such loans do not, when aggregated with all such loans made by all Group Companies, exceed (pound)25,000 at any time.

      12.3.7    Indebtedness

                Incur or permit to subsist any Indebtedness other than Permitted Indebtedness.

      12.3.8    Incorporation of Subsidiaries

                Incorporate any company as its Subsidiary, except where such company upon its incorporation executes, subject to, and to the extent permitted under, all applicable laws, a Guarantee and Debenture (or Security Documents having equivalent effect (in form and substance approved by the Agent)) under the laws of the jurisdiction of that company's incorporation and delivers the same to the Agent together with, in the latter case, a legal opinion (in a form and content satisfactory to the Agent) confirming such Security Documents are valid and effective in guaranteeing and securing the relevant liabilities from lawyers appointed or approved by the Agent.

      12.3.9    Acquisitions

                Acquire any business of, or shares or securities of, any company (other than a Charging Group Company) without the consent of the Agent such consent not to be unreasonably withheld or delayed other than where:

               12.3.9.1 the aggregate of the consideration payable for, and Indebtedness assumed by Group Companies in connection with, all such acquisitions made by Group Companies in any Financial Year of the Borrower does not exceed (pound)2S,O00; and

               12.3.9.2   promptly on such acquisition:

                          12.3.9.2.1 if the acquisition is of a business, the business and assets of the business become subject to an existing Guarantee and Debenture; or

                          12.3.9.2.2 if the acquisition is of shares comprising more than 50 per cent of the issued share capital of a company, subject to any legal prohibition or limitation on the giving of any such Guarantee and Debenture (or its equivalent under relevant law), that company executes a Guarantee and Debenture or Security Documents having equivalent effect (in form and substance approved by the Agent) under the laws of the jurisdiction of that company's incorporation and delivers the same to the Agent together with, in the latter case, a legal opinion (in a form and content satisfactory to the Agent) from lawyers appointed by the Agent.

      12.3.10   Variation of Transaction Documents

                Permit or effect any variations, novations or amendments (other than variations of a minor or non-material nature) without the consent of the Agent, to:


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

                12.3.10.1  the Acquisition Documents;

                12.3.10.2  the Subordinated Loan;

                12.3.10.3  the Distribution Agreement;

                or terminate. suspend. cancel, rescind or make or agree to any claim that the Acquisition Agreement is frustrated or consent or agree to any waiver or release of any obligation of any party (other than of itself) under any of the above documents.

      12.3.11   Operating Lease Payments

                Other than under leases of real property, make a payment under any hire agreement, credit sale agreement, hire purchase agreement, conditional sale agreement or installment sale and purchase agreement which is not a Finance Lease if the aggregate of all such payments made by the Group Companies will exceed, in any Financial Year of the Borrower. (pound)75,000.

     12.3.12    [ILLEGIBLE]

                The Borrower shall not make any payment, nor give any value to any Affiliate of the Borrower except for goods and services actually purchased by the Borrower from, or sold by the Borrower to, such Affiliate of the Borrower for a price and on terms which shall:

                12.3.12.1   before market value; and

                12.3.12.2 be no less favourable from those which would have been charged in an arm's length transaction.

13.   DEFAULT

13.1  Default

      Each of the following shall be a Default, namely, if:

      13.1.1    Non-Payment

                the Borrower or the Parent does not pay within five days of the due date any amount payable by it under this Agreement or the Tranche A Loan Agreement, as the case may be, at the place at and in the currency and funds in which it is expressed to be payable;

      13.1.2    Other Defaults

                any Charging Group Company or the Parent breaches any of its obligations under any Financing Document (other than the obligations referred to in sub-clause 13.1.1) and, if that breach is capable of remedy, it is not remedied within 15 Business Days after notice of that breach has been given by the Agent to the Borrower,

      13.1.3   Breach of Representation or Warranty

               any representation, warranty or statement made or deemed to be repeated by any Charging Group Company under any Financing Document or in any document delivered by or on behalf of any Borrower under or in connection with any Financing Document is incorrect when made or deemed to have been repeated (save to the extent any such inaccuracy is immaterial) and if the circumstances resulting in such representation and warranty being incorrect are capable of being altered so that such representation and warranty so altered would be correct, such circumstances are not altered within 15 Business Days after notice of such representation and warranty being incorrect has been given by the Agent to the Borrower;

      13.1.4   Unlawfulness or Repudiation

               it is unlawful for any Charging Group Company or the Parent to perform or comply with, or any Charging Group Company or the Parent claims it is not bound by any of its obligations under any Financing Document;

      13.1.5   Cross-default

               any Indebtedness other than in respect of the Subordinated Loan of all or any of the Group Companies in excess of, in aggregate, (Pounds)25,000:

               13.1.5.1 is not paid when due or within any applicable grace period; or

               13.1.5.2 (by reason of the occurrence of a default, howsoever described) is declared to be or otherwise becomes due and payable prior to its specified maturity;

      13.1.6   Attachment or Distress

               a creditor or encumbrancer attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the assets of any Group Company (having a value of at least (Pounds)25,000) and such process is not discharged within 10 Business Days;

      13.1.7   Enforcement of Security

               any Encumbrance over any of the assets of any Charging Group Company is enforced;

      13.1.8   Inability to Pay Debts

               any Charging Group Company:

               13.1.8.1 other than in respect of the Subordinated Loan suspends payment of its debts or is unable or admits its inability to pay its debts as they fall due;

               13.1.8.2 other than in respect of the Subordinated Loan by reason of financial or trading difficulties begins negotiations with any creditor with a view to the general readjustment or rescheduling of any of its Indebtedness; or

               13.1.8.3 other than in respect of the Subordinated Loan proposes or enters into any composition or outlet arrangement for the benefit of its creditors generally or any class of creditors;

      13.1.9   Insolvency Proceedings

               any legal proceedings are started or other similar and formal steps are taken (including the presentation of a petition) for:

               13.1.9.1 any Charging Group Company to be adjudicated or found insolvent; or

               13.1.9.2 the winding-up or dissolution of any Charging Group Company other than:

               13.1.9.2.1 in connection with a solvent reconstruction, the terms of which have been previously approved in writing by the Agent; or

               13.1.9.2.2 [ILLEGIBLE] Agent to be frivolous or vexatious and which is, in any event, discharged within 21 days of its presentation and before it is advertised provided always that no Advance shall be made at any time during which any winding-up petition has been presented and has not been discharged; or

               13.1.9.3 the appointment of a trustee, receiver, administrative receiver or similar officer in respect of any Charging Group Company or any of its assets;

      13.1.10  Adjudication or Appointment

               any adjudication, order or appointment is made under or in relation to any of the proceedings referred to in sub-clause
               13.1.9 with respect to any Charging Group Company;

      13.1.11  Administrative Order

               an application is made to the court for an administration order under the Insolvency Act 1986 with respect to any Charging Group Company;

      13.1.12  Analogous Proceedings

               any event occurs or proceeding is taken with respect to any Charging Group Company in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in sub-clauses 13.1.6, 13.1.8, 13.1.9, 13.1.10 or
               13.1.11;

      13.1.13  Cessation of Business

               any Charging Group Company suspends, ceases or threatens to suspend or cease to carry on all or a substantial part of its business other than if such business is transferred to the Parent or another Charging Group Company;

      13.1.14  Material Adverse Change

               any event or series of events occur which has or will have a Material Adverse Effect;

      13.1.15  Amendment of Articles of the Borrower

               the Borrower, without the prior written consent of the Agent, amends its articles of association;

      13.1.16  Redemption of Shares by the Borrower

               the Borrower, without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed, makes any redemption of any of its shares, purchases any of its shares or otherwise reduces its issued share capital;

      13.1.17  Default or termination of the Distribution Agreement the Borrower is in breach (which breach remains unremedied or waived in accordance with the Distribution Agreement or which is waived by the Agent) of the Distribution Agreement or the Distribution Agreement is terminated or comes to an end by operation of law.

13.2  Acceleration, etc.

      13.2.1 If a Default occurs and remains unremedied the Agent may by notice ("Default Notice") to the Borrower cancel the Facility and require the Borrower immediately to repay the Loan together with accrued interest and all other sums payable under this Agreement, whereupon they shall become immediately due and payable. Upon the service of any Default Notice the Agent's obligations under this Agreement shall be terminated, the Facility shall be cancelled and the Term Loan Facility Limit shall be reduced to zero;

      For the avoidance of doubt, if any other Default has occurred, the Agent may exercise all its rights under this Clause 13 and the Agent may enforce the Security Documents, including in respect of the amount so demanded by the Agent.

14.   SET-OFF

      The Agent may set off any obligation due and owing by the Group Company under any Financing Document against any obligation due and owing by the Agent to such Group Company, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Agent may convert either obligation at the relevant spot rate of exchange of the Agent for the purpose of the set-off.

15.   FEES AND EXPENSES

15.1  Expenses

      The Borrower shall on demand pay all expenses incurred (including legal, valuation and accounting fees but, only to the extent the same are reasonable in amount), and any VAT on those expenses:

      15.1.1 by the Agent and the Lenders in connection with the negotiation, preparation and execution of the Financing Documents to which it is a party;

      15.1.2 by the Agent and the Lenders in connection with the granting of any release, waiver or consent or in connection with any amendment or variation of any Financing Documents to which it is a party; and

      15.1.3 by the Agent and the Lenders in enforcing, perfecting, protecting or preserving (or attempting so to do) any of its rights, or in suing for or recovering any sum due from the Borrower or any other person under any Financing Document, or in investigating any possible Default or Potential Default which the Agent has reasonable grounds for believing may have occurred.

15.2  Documentary Taxes Indemnity

      All stamp, documentary, registration or other like duties or Taxes, including any penalties, additions, fines, surcharges or interest relating to those duties and Taxes, which are imposed or chargeable on or in connection with any Financing Document to which it is a party shall be paid by the Borrower. The Agent shall be entitled but not obliged to pay any such duties or Taxes (whether or not they are its primary responsibility). If the Agent does so the Borrower shall on demand indemnify the Agent against those duties and Taxes and against any costs and expenses incurred by the Agent in discharging them.

15.3  VAT

      15.3.1 All payments made by a Group Company under the Financing Documents to which it is a party are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Agent, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question.

      15.3.2 No payment or other consideration to be made or furnished to a Group Company by the Agent pursuant to or in connection with any Financing Document or any transaction or document contemplated in any Financing Document may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of any taxable supply.

15.4  Indemnity Payments

      Where in any Financing Document a Group Company has an obligation to indemnify or reimburse the Agent in respect of any loss or payment, the calculation of the amount payable by way of indemnity or reimbursement shall take account of the likely Tax treatment in the hands of the Agent (as determined by the Agent's auditors acting reasonably) of the amount payable by way of indemnity or reimbursement and of the loss or payment in respect of which that amount is payable.

16.   WAIVERS; REMEDIES CUMULATIVE

      The rights of the Agent under the Financing Documents:

16.1  may be exercised as often as necessary;

16.2  are cumulative and not exclusive of its rights under the general law; and

16.3  may be waived only in writing and specifically.

      Delay in exercising or non-exercise of any such right is not a waiver of that right.

17.   MISCELLANEOUS

17.1  Severance

      If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

      17.1.1 the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      17.1.2 the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

17.2  Counterparts

      This Agreement may be executed in any number of counterparts and this shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

17.3  Euro

      If sterling is, or is to be, replaced by the euro, the Agent may notify the Borrower after negotiating in good faith with the Borrower of any amendments to this Agreement it considers necessary to reflect that replacement and to put the Agent and the Lenders and the Borrower in the same position, so far as possible, that they would have been in if no such replacement had occurred. Upon such notification this Agreement shall be deemed to be amended in accordance with such notification.

17.4  Sharing payments

      17.4.1 If any Lender (the "Sharing Lender") receives or recovers any payment or satisfaction in respect of any sums due under this Agreement (whether by voluntary or involuntary payment or the exercise of any right of setoff or combination of accounts or otherwise) in an amount which, in proportion to their respective participations, is greater than the payment or satisfaction received or recovered by any other Lender (such greater amount being in this Clause called the "Excess") then, subject as provided in paragraphs (17.4.2) and (17.4.3) below:

               17.4.1.1 the Sharing Lender shall forthwith notify the Agent of its receipt or recovery of the Excess;

               17.4.1.2 the Agent shall promptly calculate the pro rata share of the Excess due to each Lender on the basis of the aggregate sums received or recovered by each Lender (which calculation shall be conclusive in the absence of manifest error) and notify the Lenders accordingly;

               17.4.1.3 the Sharing Lender shall, within five Business Days after demand by the Agent, pay to the Agent an amount equal to the Excess (in this Clause called an "Excess Payment");

               17.4.1.4 the amount of the Excess shall, as between the Borrower and the Sharing Lender, be treated as not having been paid; and

               17.4.1.5 the Agent shall, as soon as practicable and in accordance with its calculation referred to above, distribute the amount of the Excess Payment to the Lenders entitled to it and such distribution shall be treated as if it had been paid by the Borrower.

      17.4.2 If and to the extent that, as a matter of law, the indebtedness of the Borrower to the Sharing Lender is finally extinguished discharged or satisfied by any receipt or recovery first referred to in paragraph (17.4.1) above and paragraph (17.4.1.4) is (or would be) ineffective, the Sharing Lender will not be obliged to make an Excess Payment.

      17.4.3 If and to the extent that a Sharing Lender is or becomes obliged to repay to any person the amount of any receipt or recovery first referred to in paragraph (17.4.1) above having made any Excess Payment in respect of it, each Lender will on demand reimburse that Sharing Lender through the Agent its proportion of the Excess Payment together with its proportion of the cost to the Sharing Lender of funding the Excess Payment to the date of actual reimbursement, upon which the liability of the Borrower to each of the Lenders shall be readjusted accordingly (as to which any calculation or certificate of the Agent shall be conclusive in the absence of manifest error).

      17.4.4 Notwithstanding the above provisions of this Clause 17.4, a Lender which shall have commenced an action or proceedings in any court to recover any sum owing to it under this Agreement and as a result shall have received an Excess shall not be required to share any portion of such Excess with any other Lender which has been notified in advance of such action or proceedings and has had an opportunity to, but does not, join such action or proceedings or commence and diligently prosecute a separate action or proceedings to enforce its rights in the same or another court.

18.   THE AGENT AND THE LENDERS

18.1  Appointment of the Agent

      18.1.1 Each Lender (other than the Agent, if it is also a Lender) irrevocably appoints the Agent to act as its agent for the purpose of this Agreement and irrevocably authorises the Agent on its behalf to exercise the rights powers and discretions that are specifically delegated to it under or in connection with this Agreement and any other incidental rights powers and discretions. The Agent may act through its directors officers employees attorneys and agents.

      18.1.2 The relationship between the Agent and the Lenders is that of agent and principal only, The Agent shall not be trustee or fiduciary for any other person and need not hold in trust any monies paid to it for any other party, save as expressly contemplated pursuant to the Subordination Agreement.

18.2  Instructions of Majority Lenders

      18.2.1 The Agent shall (subject as otherwise provided in this Agreement) act or refrain from acting in accordance with any instructions of the Majority Lenders in connection with any matter, whether or not expressly provided for in this Agreement, and shall be fully protected if it so acts or refrains from acting in accordance with any such instructions. However, the Agent shall not be obliged to seek instructions as to the exercise of any right power or discretion or as to any such matter and, in the absence of instructions, the Agent may act as it sees fit. Any instructions given by the Majority Lenders shall be binding on all the Lenders.

      18.2.2 Before it commences any proceedings or takes any action under or in respect of this Agreement, the Agent may require an indemnity and/or security satisfactory to it, whether by way of payment in advance or otherwise, against all liabilities losses costs and expenses which it would or may incur in doing so.

18.3  Responsibility of the Agent

      18.3.1 The Agent shall have only those duties obligations and responsibilities which are expressly specified in this Agreement.

      18.3.2   The Agent shall not be responsible to any other Party for:

               18.3.2.1 the execution, authenticity, validity, enforceability or adequacy of this Agreement or any other document;

               18.3.2.2 the sufficiency or accuracy of any representations warranties or statements made in or in connection with this Agreement or any other document:

               18.3.2.3 whether or not amounts payable under this Agreement are actually paid (when due or without limitation otherwise); or

               18.3.2.4 any other failure of any other person to perform its respective obligations under this Agreement or any other document.

      18.3.3   The Agent may:

               18.3.3.1 rely on any original or copy of any notice document or signature believed by it to be authentic;

               18.3.3.2 rely on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge; and select, engage, pay for and (whether or not engaged by it) rely on lawyers accountants surveyors or other professional advisers;

               and shall not be liable to any other Party to this Agreement for any consequences of such reliance.

18.4  Assessment of the Borrower

      Without affecting the responsibility of the Borrower for information supplied by it and any representation warranty or statement made by it in connection with this Agreement, each Lender confirms that it has made and will in future continue to make its own independent investigation assessment and appraisal of the business, financial condition, creditworthiness, status and affairs of the Borrower in connection with the participation of such Lender in the Facility and has not relied and will not rely on the Agent therefor.

18.5  Default

      The Agent shall not at any time be obliged to monitor or enquire as to whether or not a Default or a Potential Default has occurred or is continuing. The Agent shall not at any time be deemed to have knowledge of the occurrence of a Default or a Potential Default unless it has received written notice from a Party referring to this Agreement, describing the relevant event or circumstances and stating that the event is a Default or a Potential Default (as the case may be). If the Agent receives such a notice, it shall promptly notify the Lenders.

18.6  Information

      The Agent shall promptly forward any document or copy of any document which it receives from a Party for another Party and shall not be obliged to review or check the same. The Agent shall otherwise not be obliged now or in the future to provide any Lender with any information concerning the business, financial condition, credit-worthiness, status or affairs of the Borrower or, unless requested to do so by a Lender in accordance with this Agreement, to request any certificate or other document from the Borrower or any other person.

18.7  The position of the Agent

      The Agent may:

      18.7.1 carry on any banking or other business with the Borrower and/or any other member of the Group or the Parent;

      18.7.2 act as agent or trustee for or in relation to any financing involving the Borrower and/or any other member of the Group or the Parent;

      18.7.3 retain for its own account any fees profits or other remuneration payable to it as Agent under this Agreement or in relation to any of the above matters;

      18.7.4 if it is also a Lender, exercise all its rights and powers in such capacity under this Agreement as if it were not also the Agent.

18.8  Liability

      Neither the Agent nor any director, officer, employee, attorney or agent of the Agent shall be liable to any other person for any action taken or not taken by it or them under or in connection with this Agreement, unless caused by its or their gross negligence or wilfu1 misconduct.

18.9  Indemnities

      18.9.1 Each Lender shall forthwith on demand indemnify the Agent for its proportion (rateably according to the Lender's respective participation in Advances or, if none, their respective Commitments or, if all Commitments have been cancelled, their most recent respective Commitments, each at the date of demand) of any liability, loss, cost or expense incurred by or imposed on or claimed from the Agent in any way relating to or arising out of its acting as the Agent except to the extent that the liability loss or expense arises from the Agent's gross negligence or wilful misconduct or is part of its normal administrative costs and expenses.

      18.9.2 The Borrower shall forthwith on demand reimburse each Lender (including the Agent, in its capacity as a Lender) for any payment made by it under paragraph (18.9.1) above. The liability of the Borrower shall not be limited or affected by paragraph (18.9.1) above.

18.10 Compliance

      The Agent shall not be obliged to do anything which would or might, in its opinion, be contrary to any law regulation or official directive or request of any jurisdiction or render it liable to any person and may do anything which, in its opinion, is necessary or desirable to comply with any such law regulation directive or request. Without limitation, the Agent need not disclose any information relating to the Borrower or any other member of the Group if disclosure would or might, in the opinion of the Agent, be contrary to any duty of secrecy or confidentiality or otherwise render it liable to any person.

18.11 Changes of Agent

      18.11.1 The Agent may resign (without stating any reason) by giving notice to the Lenders and the Borrower in which case the Agent may forthwith appoint as successor Agent any affiliate of the Agent. Failing such appointment, the Majority Lenders may appoint a successor Agent.

      18.11.2 If the appointment of a successor Agent is to be made by the Majority Lenders but they have not, within 30 days after the Agent's notice of resignation, appointed a successor Agent which accepts the appointment, the Agent may appoint a successor Agent.

      18.11.3 Any successor Agent appointed under any provision in this Clause shall only be appointed with the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed and provided that it is a reputable and experienced Recognised Bank.

      18.11.4 The resignation of the Agent and the appointment of any successor Agent will both become effective when and only when the successor Agent notifies all the parties that it accepts the appointment, upon which:

               18.11.4.1 the successor Agent shall succeed to and be vested with all the rights powers and duties of the retiring Agent as if a Party to this Agreement in the capacity of the Agent;

               18.11.4.2 the retiring Agent shall continue to have the benefit and protection of this Clause 18 in respect of the period while it was the Agent; and

               18.11.4.3 subject to paragraph (18.11.5) below, the retiring Agent shall have no further obligation as Agent under this Agreement.

      18.11.5 The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the Agent under this Assignment.

18.12 Amendment with Majority Lenders' consent

      Any amendment or waiver of any provision of this Agreement and any waiver of any Default under this Agreement shall only be effective if made in writing and signed by or on behalf of the party against whom the amendment or waiver is asserted. For this purpose, any amendment or waiver which is made in writing by the Agent at the direction of the Majority Lenders shall be binding on all Lenders, except that the written approval of all Lenders shall be required where that amendment or waiver relates to:

      18.12.1 the amount of the Facility or of any Lender's Commitment or the length of the Term Loan Facility or the amount or currency of or the due date for any payment of principal of or interest on the Loan;

      18.12.2 any change in the manner of calculation of the rate or rates of interest or other amounts payable to the Lenders hereunder;

      18.12.3  any voluntary or mandatory prepayment;

      18.12.4 any amendment of the definition of "Majority Leaders" or of the provisions of this Clause; or

      18.12.5  the release of the Borrower from any security created hereby.

      Any amendment affecting the rights of the Agent shall also require the consent of the Agent.

19.   TRANSFERS OF PARTICIPATIONS

19.1  Novation by Transfer Certificate

      Subject to clause 21.6, if any Lender (the "Existing Lender") wishes to novate or transfer all or any part of its rights benefits and/or obligations under this Agreement to another Recognised Bank approved by the Agent and the Borrower (provided that such approval shall duly be required from the Borrower if no Default has occurred and is continuing if capable of remedy), which approval will not be unreasonably withheld or delayed (the "New Lender") then the Existing Lender may after consultation with the Agent and, through the Agent, the Borrower effect a substitution in respect thereof involving the New Lender by the delivery to the Agent and acceptance by it of a duly completed Transfer Certificate, executed by the Existing Lender and the New Lender.

19.2  Effect of Transfer Certificate

      Upon delivery to the Agent of any Transfer Certificate pursuant to Clause
      19.1 and acceptance thereof by the Agent (which delivery and acceptance shall be evidenced exclusively and conclusively by the Agent's countersignature on such Transfer Certificate pursuant to Clause 19.4, without which such Transfer Certificate shall be ineffective):


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      19.2.1   save as provided in Clause 19.3, the respective rights of the
               Existing Lender and the Borrower against each other under this Agreement with respect to all or the relevant part of the Existing Lender's Commitment and/or participation in Advances (all as specified in the schedule to such Transfer Certificate) shall be terminated and each shall be released from all further obligations to the other(s) under this Agreement with respect thereto (all such rights and obligations to be so terminated or released being referred to in this Clause as "Discharged Rights and Obligations");

      19.2.2 the Borrower and the New Lender shall each acquire rights against each other and assume obligations towards each other which (except as regards the identity of the parties thereto) are identical to the Discharged Rights and Obligations; and

      19.2.3 the Agent, the New Lender and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had such New Lender been an original party to this Agreement as a Lender with the Discharged Rights and Obligations acquired or assumed by it in consequence of such Transfer Certificate.

19.3  Obligations prior to Transfer Certificate

      Discharged Rights and Obligations shall not include, and there shall be no termination or release pursuant to this Clause 8 (Illegality, Increased Costs and Market Disruption) and Clause 9.8 (Grossing-up) of, any rights or obligations arising pursuant to Clause 15 or 16 in respect of the period, or in respect of payments made under this Agreement during the period, prior to the effective date of the relevant Transfer Certificate.

19.4  Signing of Transfer Certificate

      The Borrower and the Lenders hereby appoint the Agent to receive and countersign each Transfer Certificate as agent on its behalf as required by this Clause and, to the extent relevant, the provisions of Clause 18 shall apply mutatis mutandis with respect to such appointments. The Agent shall be entitled but not obliged) to decline to accept and/or countersign any proposed Transfer Certificate which is not in the form set out in the Third schedule hereto.

19.5  Administration Fee

      The administration fee will be charged out of the fees collected by the Agent pursuant to section 1.11 of the Tranche A Loan Agreement.

19.6  Protection of Agent

      The Agent shall be entitled to rely on any Transfer Certificate delivered to it pursuant to this Clause which appears on its face to be complete and regular and appears to be signed on behalf of the Existing Lender and the New Lender named as party to it. The Agent shall have no liability or responsibility to any party as a consequence of placing


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      reliance on and acting in accordance with and countersigning any such
      Transfer Certificate.

19.7  Notification

      The Agent shall notify the Borrower promptly of the receipt and execution on its behalf by the Agent of any Transfer Certificate and shall deliver a copy of it to the Borrower.

19.8  No liability of Existing Lender

      Nothing in this Agreement or any Transfer Certificate shall oblige an Existing Lender to:

      19.8.1 accept a retransfer from a New Lender of any of the rights, benefits and/or obligations transferred or novated under this Clause and/or a Transfer Certificate; or

      19.8.2 be liable for or contribute to any losses incurred by the New Lender by reason of the non-performance by the Borrower of its obligations under this Agreement or otherwise.

19.9  Information

      Provided that the Borrower has received a confidentiality undertaking in form and substance satisfactory to it, a Lender or the Agent may disclose on a confidential basis to any actual or potential New Lender or potential Agent or other assignee or transferee of any rights, benefits or obligations under this Agreement in each case as previously approved in writing by the Lender, such consent not to be unreasonably withheld or delayed, such information about the Borrower and any Subsidiary of the Borrower (and so that the Borrower shall procure any further requisite consent from each Subsidiary) and their respective business and financial condition as such Lender shall reasonably consider appropriate.

20.   NOTICES

20.1  Method

      Each notice or other communication to be given under this Agreement shall be given in writing in English and, unless otherwise provided, shall be made by fax or letter.

20.2  Delivery

      Any notice or other communication to be given by one Party to another under this Agreement shall (unless one Party has by 15 days' notice to the other Party specified another address) be given to that other Party at the respective addresses given in Clause 20.3.

20.3  Addresses

      The address and fax number of the Borrower and the Agent are:


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